                                [LEXINGTON LOGO]

    PROSPECTUS MAY 3, 1999

     THE LEXINGTON FUNDS(R)

DOMESTIC EQUITY FUNDS      INTERNATIONAL AND GLOBAL      FIXED-INCOME FUNDS AND      PRECIOUS METALS FUNDS
                           FUNDS                         MONEY MARKET FUNDS

LEXINGTON GROWTH AND       LEXINGTON GLOBAL              LEXINGTON GNMA              LEXINGTON GOLDFUND,
  INCOME FUND, INC.        CORPORATE LEADERS             INCOME FUND, INC.             INC.
                           FUND, INC.

LEXINGTON SMALLCAP         LEXINGTON INTERNATIONAL       LEXINGTON GLOBAL   INCOME   LEXINGTON SILVER   FUND,
  FUND, INC.                 FUND, INC.                  FUND                        INC.

                           LEXINGTON WORLDWIDE           LEXINGTON MONEY   MARKET
                             EMERGING MARKETS            TRUST
                           FUND, INC.

                           LEXINGTON SMALL CAP ASIA
                           GROWTH FUND, INC.

                           LEXINGTON TROIKA DIALOG
                             RUSSIA FUND, INC.

The Securities and Exchange Commission has not approved nor disapproved the shares of any of the Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

        TABLE OF CONTENTS

                        Domestic Equity Funds
                          Lexington Growth and Income Fund, Inc. ...................    4
                          Lexington SmallCap Fund, Inc. ............................    6
                        International and Global Funds
                          Lexington Global Corporate Leaders Fund, Inc. ............    8
                          Lexington International Fund, Inc. .......................   10
                          Lexington Worldwide Emerging Markets Fund, Inc. ..........   12
                          Lexington Small Cap Asia Growth Fund, Inc. ...............   14
                          Lexington Troika Dialog Russia Fund, Inc. ................   16
                        Fixed Income Funds and Money Market Funds
                          Lexington GNMA Income Fund, Inc. .........................   18
                          Lexington Global Income Fund..............................   20
                          Lexington Money Market Trust..............................   22
                        Precious Metals Funds
                          Lexington Goldfund, Inc. .................................   24
                          Lexington Silver Fund, Inc. ..............................   26
                        Risks of Investing
                          Risks of Investing in Mutual Funds........................   28
                          Risks of Investing in Securities of Small Companies.......   28
                          Risks of Investing in Foreign Securities..................   28
                          Risks of Investing in Lower Quality Debt Securities.......   29
                          Risks of Investing in Securities of Russian Companies.....   29
                          Non-diversified Portfolio.................................   29
                          Precious Metals...........................................   30
                          Temporary Defensive Position..............................   30
                        Management of the Funds.....................................   31
                        Shareholder Information
                          Investment Options........................................   37
                          What You Need to Know About Your Lexington Account........   38
                          Becoming a Lexington Shareholder..........................   38
                          Buying Additional Shares..................................   38
                          Exchanging Shares.........................................   39
                          Minimum Account Balance...................................   39
                          Redeeming Your Shares.....................................   40
                          Redeeming by Written Instruction..........................   40
                          Redeeming by Telephone....................................   40
                          Redeeming by Check........................................   41
                          Systematic Withdrawal Plan................................   41
                          How Fund Shares are Priced................................   41
                          Dividends and Capital Gain Distributions..................   42
                          Taxes.....................................................   42
                        Distribution of Fund's Shares...............................   44
                        Financial Highlights........................................   45

              LEXINGTON GROWTH AND INCOME FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT     - The Lexington Growth and Income Fund's principal investment
    OBJECTIVE       objective is long-term capital appreciation. Income is a
                    secondary objective.

    INVESTMENT     The Lexington Growth and Income Fund, Inc. ("the Fund") will
      STRATEGY     invest at least 65% of its total assets in common stocks of
                   U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The
                   Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

                   The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.


      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

  DOMESTIC EQUITY FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                         GROWTH & INCOME FUND
                                                                         --------------------
1989                                                                            27.56%
1990                                                                           -10.27%
1991                                                                            24.87%
1992                                                                            12.36%
1993                                                                            13.22%
1994                                                                            -3.11%
1995                                                                            22.57%
1996                                                                            26.46%
1997                                                                            30.36%
1998                                                                            21.42%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Growth &
                                                            Income Fund     21.42(%) 18.90(%) 15.76(%)
                                                            S&P 500         28.72(%) 24.09(%) 19.22(%)
                                                            ----------------------------------------
                                                                            1 Year   5 Year       10
                                                                                                Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 21.95% for the fourth quarter in 1998 and the fund's lowest quarterly return was -14.87% for the third quarter in 1990.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  0.63%
  Rule 12b-1 Fees                                                  0.25%
  Other Fees                                                       0.28%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      1.16%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$118.23   $368.48   $638.31   $1,408.96

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SMALLCAP FUND, INC.

   RISK/RETURN SUMMARY

  INVESTMENT       -  The Lexington SmallCap Fund's principal investment
   OBJECTIVE          objective is long-term capital appreciation. The Lexington
                      SmallCap Fund will seek to obtain its objective through investment in equity securities and equivalents primarily of domestic companies having market capitalizations of less than $1 billion.




  INVESTMENT       The Lexington SmallCap Fund, Inc. (the "Fund") will invest at
    STRATEGY       least 90% of its assets in domestic companies having market capitalizations between $20 million and $1 billion at the time of investment. The Fund may invest the remaining 10% of its assets in a similar manner, or in securities of companies with market capitalizations below $20 million, above $1 billion, foreign companies with dollar denominated shares traded in the United States, American Depository Shares or
                   Receipts, real estate investment trusts and cash. The Fund will invest primarily in listed securities or those traded over-the-counter.

                   In selecting investments for the Fund, Lexington Management Corporation ("the Manager") and the sub-adviser have established a universe of small capitalization stocks that are screened using the sub-adviser's proprietary stock selectivity model. The quality of each company including its risk/reward prospects are reviewed and analyzed. This approach takes into account both value and growth stocks. Once the stocks are evaluated and ranked by expected future relative price performance, the Manager and sub-adviser build the portfolio, taking into account both sector and diversification considerations.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. Also, the Fund's focus on small cap stocks may expose investors to additional risks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, small cap stocks, and therefore the Fund, may fluctuate significantly more in value than larger cap stocks and funds that focus on them.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

  DOMESTIC EQUITY FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/96) through 12/31/98. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                            SMALL CAP FUND
                                                                            --------------
1996                                                                            17.50%
1997                                                                            10.47%
1998                                                                             6.73%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                            SmallCap Fund         6.73(%)  11.51(%)
                                                            Russell 2000 Index   -2.55(%)  11.56(%)
                                                            ---------------------------------------
                                                                                  1 Year      Since
                                                                                           Inception
                                                                                           (01/02/96)

--------------------------------------------------------------------------------
  During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 15.04% for the fourth quarter in 1998 and the fund's lowest quarterly return was -11.43% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.67%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.92%

* In 1998, 0.33% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  2.59%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$295.04   $903.65   $1,537.84   $3,242.41

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GLOBAL CORPORATE LEADERS FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Global Corporate Leaders Fund's investment
    OBJECTIVE         objective is to seek long-term growth of capital through
                      investment in equity securities and equity equivalents of foreign and U.S. companies.

   INVESTMENT      The Lexington Global Corporate Leaders Fund, Inc. (the
     STRATEGY      "Fund") normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the Manager believes represent "corporate leaders" in their respective industries.

                   The Fund may invest in the securities of companies and governments of the following regions:

                   -  Asia Region (including Japan);

                   -  Europe;

                   -  Latin America;

                   -  Africa;

                   -  North America (including U.S. and Canada); and,

                   - Other areas and countries as the Manager may decide from time to time.

                   The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long- term growth.

                   The Fund may invest 35% of its total assets in:

                   -  securities of smaller capitalization companies;

                   -  debt securities; and

                   -  other investments.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movements as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Some foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in these countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                     GLOBAL CORPORATE LEADERS FUND
                                                                     -----------------------------
89                                                                              25.10%
90                                                                             -16.75%
91                                                                              15.55%
92                                                                              -3.55%
93                                                                              31.88%
94                                                                               1.84%
95                                                                              10.69%
96                                                                              16.43%
97                                                                               6.90%
98                                                                              19.06%

                                                         AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                         Global Corporate
                                                         Leaders Fund      19.06(%) 10.81(%) 9.84(%)
                                                         MSCI-World Index  24.80(%) 15.77(%) 10.70(%)
                                                         ------------------------------------------
                                                                           1 Year   5 Year       10
                                                                                               Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 16.76% for the fourth quarter in 1998 and the fund's lowest quarterly return was -18.32% for the third quarter in 1990.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     1.12%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.12%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$215.05   $663.92   $1,139.01   $2,451.76

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON INTERNATIONAL FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington International Fund's investment objective is
    OBJECTIVE         to seek long-term growth of capital through investment in
                      equity securities and equity equivalents of companies outside of the U.S.




  INVESTMENT       The Lexington International Fund, Inc. (the "Fund") will
    STRATEGY       invest at least 65% of its total assets in securities and
                   equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

                   The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government polices influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors -- all in relation to the prevailing prices of the securities in each country or region. The Fund does not anticipate concentrating its investments in any particular region.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movement of the markets as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S.
                   dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/03/94) through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                          INTERNATIONAL FUND
                                                                          ------------------
94                                                                               5.87%
95                                                                               5.77%
96                                                                              13.57%
97                                                                               1.61%
98                                                                              19.02%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            International Fund    19.02(%)     9.00(%)
                                                            EAFE                  20.33(%)     9.25(%)
                                                            ----------------------------------------------
                                                                                  1 Year   Since Inception
                                                                                             (01/03/94)

--------------------------------------------------------------------------------
  During the five year period shown in the above bar graph chart, the fund's highest quarterly return was 17.09% for the fourth quarter in 1998 and the fund's lowest quarterly return was -10.65% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.00%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.25%

* In 1998, 0.50% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  1.75%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$228.09   $703.27   $1,204.94   $2,584.93

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON WORLDWIDE EMERGING MARKETS FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Worldwide Emerging Markets Fund's investment
    OBJECTIVE         objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.




  INVESTMENT       The Lexington Worldwide Emerging Markets Fund, Inc. (the
    STRATEGY       "Fund") will invest at least 65% of its total assets
                   according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

                   - Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

                   - Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

                   - Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

                   -  The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;

                   - Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

                   The Manager of the Fund considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

                   The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

                   The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998*. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to June 17, 1991, the Fund operated under a different investment objective.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                    WORLDWIDE EMERGING MARKETS FUND
                                                                    -------------------------------
89                                                                              28.11%
90                                                                             -14.44%
91                                                                              24.19%
92                                                                               3.77%
93                                                                              63.37%
94                                                                             -13.81%
95                                                                              -5.93%
96                                                                               7.38%
97                                                                             -11.40%
98                                                                             -29.06%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Worldwide
                                                               Emerging
                                                               Markets Fund  -29.06(%) -11.36(%)   2.36(%)
                                                               MSCI
                                                               Emerging
                                                               Markets Free  -25.34(%)  -9.27(%)  10.95(%)
                                                               EAFE           20.33(%)   9.25(%)   5.86(%)
                                                               -----------------------------------------
                                                                              1 Year    5 Year     10
                                                                                                  Year
   -----------------------------------------------------------------------------------------------------
   During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 31.81% for the fourth quarter in 1993 and the fund's lowest quarterly return was -26.18% for the third quarter in 1998.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     0.60%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.85%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$187.91   $581.69   $1,000.66   $2,169.16

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SMALL CAP ASIA GROWTH FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT     -  The Lexington Small Cap Asia Growth Fund's investment
    OBJECTIVE        objective is to seek long-term capital appreciation
                     primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

  INVESTMENT       The Lexington Small Cap Asia Growth Fund, Inc. (the "Fund")
    STRATEGY       will normally invest at least 65% of its total assets in
                   equity securities of smaller companies in the Asia Region.
                   The Fund will primarily invest in listed securities but may also invest in unlisted securities.

                   The Fund intends to invest primarily in companies which:

                   -  have proven management;

                   - are undervalued and under-researched by the investment community;

                   -  are within industry sectors with strong growth prospects;
                      and

                   - which have potential investment returns that are superior to the Asian market as a whole.

                   The Fund may invest 35% of its total assets in:

                   - companies with market capitalizations of $1 billion or more;

                   - companies outside the Asia Region (e.g. Australia or New Zealand);

                   -  debt securities; and

                   -  other investments.

                   The Fund considers the following countries to be in the Asia Region:(1)

                               Bangladesh India      Malaysia         Singapore  Taiwan
                               China      Indonesia  Pakistan         Sri Lanka  Thailand
                               Hong Kong  Korea      The Philippines  Vietnam

                   The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. The Fund's volatility may be increased by its heavy concentration in emerging Asian markets as they tend to be much more volatile than the U.S. market due to their relative immaturity and instability. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asian countries, such as Malaysia in 1998, have restricted the flow or money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997 Asia has faced serious economic problems and disruptions, causing substantial losses for some investors. Also, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                   (1) The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region.
 14

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/95) through 12/31/98. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                   CROSBY SMALL CAP ASIA GROWTH FUND
                                                                   ---------------------------------
95                                                                              -4.39%
96                                                                              25.50%
97                                                                             -42.32%
98                                                                             -19.41%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Crosby Small Cap
                                                               Asia Growth Fund     -19.41(%) -14.82(%)
                                                               MSCI All Country
                                                               Far East ex-Japan     -4.83(%) -13.21(%)
                                                               EAFE                  20.33(%) 10.24(%)
                                                               ---------------------------------------
                                                                                    1 Year       Since
                                                                                             Inception
                                                                                             (07/03/95)
   ---------------------------------------------------------------------------------------------------
   During the four year period shown in the above bar graph chart, the fund's highest quarterly return was 23.43% for the fourth quarter in 1998 and the fund's lowest quarterly return was -41.41% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as % of
    offering price)                                               None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as % of amount redeemed, if applicable)         None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.25%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     1.61%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.86%

* In 1998, 0.36% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  2.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$289.06   $885.87   $1,508.50   $3,185.46

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON TROIKA DIALOG RUSSIA FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Troika Dialog Russia Fund's investment
    OBJECTIVE         objective is to seek long-term capital appreciation
                      through investment primarily in equity securities of Russian companies.

  INVESTMENT       The Lexington Troika Dialog Russia Fund, Inc. (the "Fund")
    STRATEGY       seeks to achieve its objective by investing at least 65% of its total assets in equity securities and equity equivalents of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

      PRINCIPAL    The Fund's investments will include investments in Russian
          RISKS    companies that have characteristics and business
                   relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

                   Additional risks associated with investing in securities of Russian issuers include:

                   - The lack of available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards;

                   - The extremely volatile and often illiquid nature of the secondary market for Russian securities;

                   - A cumbersome share registration system for recording ownership of Russian securities which may adversely affect a person's ability to prove ownership.

                   - The potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

        INTERNATIONAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/96) through 12/31/98. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.
  ----------------------------------------------------------------------------

                                                                       TROIKA DIALOG RUSSIA FUND
                                                                       -------------------------
96                                                                              -9.01%
97                                                                              67.50%
98                                                                             -82.99%

                                                               AVERAGE ANNUAL RETURNS THROUGH
                                                               12/31/98
                                                               Troika Dialog
                                                               Russia Fund        -82.99(%) -40.63(%)
                                                               Moscow Times
                                                               Index              -79.62(%) -30.08(%)
                                                               Russian Trading
                                                               System Index       -85.15(%) -41.79(%)
                                                               --------------------------------------
                                                                                   1 Year       Since
                                                                                            Inception
                                                                                            (07/03/96)
   --------------------------------------------------------------------------------------------------

   During the three year period shown in the above bar graph chart, the fund's highest quarterly return was 46.00% for the first quarter in 1997 and the fund's lowest quarterly return was -64.89%
   for the third quarter in 1998.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)+     2.00%
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.25%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     1.14%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    2.64%

* In 1998, expenses were reduced by 0.80% as a result of redemption fee proceeds. Net expenses were actually 1.84%.

+ The 2.00% redemption fee only applies to shares held less than 365 days.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$471.84   $820.41   $1,400.12   $2,973.44

You would pay the following expenses if you did not redeem your shares:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$267.12   $820.41   $1,400.12   $2,973.44

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GNMA INCOME FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington GNMA Income Fund's investment objective is
    OBJECTIVE         to seek a high level of current income, consistent with
                      liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae")
                      Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

  INVESTMENT       Under normal conditions, the Lexington GNMA Income Fund, Inc.
    STRATEGY       (the "Fund") will invest at least 80% of the value of its
                   total assets in Government National Mortgage Association
                   ("GNMA") mortgage-backed securities (also known as "GNMA
                   Certificates").(2) The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S.
                   Government, including U.S. Treasury securities.

      PRINCIPAL    Through investment in GNMA securities, the Fund may expose
          RISKS    you to certain risks which may cause you to lose money.
                   Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                   (2) Please refer to the statement of additional information for a complete description of GNMA certificates and Modified Pass through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                           GNMA INCOME FUND
                                                                           ----------------
89                                                                              15.60%
90                                                                               9.23%
91                                                                              15.75%
92                                                                               5.19%
93                                                                               8.06%
94                                                                              -2.07%
95                                                                              15.91%
96                                                                               5.71%
97                                                                              10.20%
98                                                                               7.52%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            GNMA Income Fund   7.52(%) 7.29(%) 8.98(%)
                                                            Lehman Brothers
                                                            Mortgage-Backed
                                                            Securities Index   6.96(%) 7.23(%) 9.13(%)
                                                            ----------------------------------------
                                                                               1 Year  5 Year 10  Year

--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.88% for the second quarter in 1989 and the fund's lowest quarterly return was -2.42% for the first quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                0.57%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     0.44%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.01%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$103.01   $321.54   $557.85   $1,236.24

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON GLOBAL INCOME FUND

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Global Income Fund's investment objective is
    OBJECTIVE         to seek high current income. Capital appreciation is a
                      secondary objective. The Lexington Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

  INVESTMENT       The Lexington Global Income Fund (the "Fund") invests in a
    STRATEGY       variety of foreign and domestic high yield, lower rated or unrated debt securities.

                   The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

                   The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

      PRINCIPAL    Through investment in bonds, the Fund may expose you to
          RISKS    certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998.* The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to December 31, 1994, the Fund operated under a different investment objective.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                          GLOBAL INCOME FUND
                                                                          ------------------
89                                                                               7.40%
90                                                                               6.62%
91                                                                              10.03%
92                                                                               6.51%
93                                                                              10.90%
94                                                                              -6.52%
95                                                                              20.10%
96                                                                              13.33%
97                                                                               5.00%
98                                                                               8.21%

                                                               AVERAGE ANNUAL RETURNS THROUGH 12/31/98
                                                               Global Income
                                                               Fund             8.21(%) 7.65(%) 7.96(%)
                                                               Lehman
                                                               Brothers
                                                               Global Bond
                                                               Index           15.33(%) 8.43(%) 9.33(%)
                                                               ---------------------------------------
                                                                               1 Year     5       10
                                                                                        Year     Year

   ------------------------------------------------------------------------------------------
   During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 8.76% for the second quarter in 1995 and the fund's lowest quarterly return was -6.61% for the first quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as % of
    offering price)                                               None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as % of amount redeemed, if applicable)         None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                1.00%
  Rule 12b-1 Fees                                                0.25%
  Other Fees                                                     0.64%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.89%

* In 1998, 0.39% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually
  1.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$191.94   $593.91   $1,021.27   $2,211.54

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON MONEY MARKET TRUST

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Money Market Trust's investment objective is
    OBJECTIVE         to seek as high a level of current income from short-term
                      investments as is consistent with the preservation of capital and liquidity. The Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

  INVESTMENT       The Lexington Money Market Trust (the "Fund") will invest in
    STRATEGY       short-term money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

                   The Fund will also insure that its money market instruments average weighted maturities do not exceed 90 days.

      PRINCIPAL    An investment in the Fund is not insured or guaranteed by the
          RISKS    Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                    MONEY MARKET FUNDS

For information on the Fund's 7-day yield please call the Fund at 1-800-526-0056. You should remember that past performance is not an indication of future performance.

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                            None
  Maximum Deferred Sales Charge (Load)                            None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                       None
  Redemption Fee (as a % of amount redeemed, if applicable)       None
  Exchange Fee                                                    None
  30-Day Redemption/Exchange Fee                                  None
  Maximum Account Fee                                             None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)*
  Management Fees                                                0.50%
  Rule 12b-1 Fees                                                 None
  Other Fees                                                     0.55%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                    1.05%
  Fee Waiver and/or Expense Reimbursement                        0.05%
NET EXPENSES                                                     1.00%





* Lexington Management Corporation has contractually agreed to reduce its management fee in order to limit the Fund's annual total operating expenses (exclusive of taxes and interest) to 1.00%. This agreement has a one-year term, renewable at the end of each fiscal year.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$102.00   $318.40   $552.46   $1,224.62

See "Management of the Fund" for more complete descriptions of such costs and expenses.

FEES AND EXPENSES                                                         23

              LEXINGTON GOLDFUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Goldfund's investment objective is to attain
    OBJECTIVE         capital appreciation and such hedge against the loss of
                      buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

  INVESTMENT       Under normal conditions the Lexington Goldfund, Inc. (the
    STRATEGY       "Fund") will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The
                   Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals.

                   The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold. The portfolio manager seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.
                   In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                          PRECIOUS METAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1989 through 1998. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

1989        23.62%
1990       -20.65%
1991        -6.14%
1992       -20.51%
1993        86.96%
1994        -7.28%
1995        -1/89%
1996         7.84%
1997       -42.98%
1998        -6.39%



                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Goldfund       -6.39(%) -12.14(%)  -3.28(%)
                                                            Gold Bullion   -0.83(%)  -6.02(%)  -3.50(%)
                                                            S&P 500        28.72(%)  24.09(%)  19.22(%)
                                                            ----------------------------------------
                                                                           1 Year    5 Year    10 Year


--------------------------------------------------------------------------------
  During the ten year period shown in the above bar graph chart, the fund's highest quarterly return was 34.36% for the second quarter in 1993 and the fund's lowest quarterly return was -29.07% for the fourth quarter in 1997.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  0.92%
  Rule 12b-1 Fees                                                  0.25%
  Other Fees                                                       0.57%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      1.74%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years   5 Years   10 Years
---------------------------------------
$176.84   $547.99   $943.74   $2,051.67

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              LEXINGTON SILVER FUND, INC.

   RISK/RETURN SUMMARY

   INVESTMENT      -  The Lexington Silver Fund's investment objective is to
    OBJECTIVE         maximize total return on its assets from long-term growth
                      of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

  INVESTMENT       Lexington Silver Fund, Inc. (the "Fund") will seek to achieve
    STRATEGY       its objective through investment in common stocks of
                   established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

                   The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

      PRINCIPAL    Through stock investment, the Fund may expose you to common
          RISKS    stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.
                   In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly.

                   The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

                   For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 28.

                          PRECIOUS METAL FUNDS

                        BAR CHART AND PERFORMANCE TABLE

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/92) through 12/31/98. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

  PAST FUND PERFORMANCE The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

  ----------------------------------------------------------------------------

                                                                              SILVER FUND
                                                                              -----------
92                                                                            -19.01%
93                                                                             76.52%
94                                                                             -8.37%
95                                                                             12.37%
96                                                                              2.38%
97                                                                             -8.05%
98                                                                            -29.64%

                                                            AVERAGE ANNUAL RETURNS THROUGH 12/31/98

                                                            Silver Fund
                                                            S&P 500      -29.64(%) - 7.37(%)  0.96(%)
                                                            Silver        28.72(%)  24.09(%) 19.51(%)
                                                            Bullion      -16.51(%)  -0.43(%)  3.39(%)
                                                            ----------------------------------------
                                                                          1 Year   5 Year      Since
                                                                                            Inception
                                                                                            (01/02/92)

--------------------------------------------------------------------------------
  During the seven year period shown in the above bar graph chart, the fund's highest quarterly return was 28.47% for the second quarter in 1993 and the fund's lowest quarterly return was -18.60% for the fourth quarter in 1994.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
                                                             FEES AND
                                                             EXPENSES

SHAREHOLDER FEES (Paid directly from your investment)
  Maximum Sales Charges (Load) Imposed on Purchases (as a %
    of offering price)                                              None
  Maximum Deferred Sales Charge (Load)                              None
  Maximum Sales Charge (Load) Imposed on Reinvested
    Dividends/Distributions                                         None
  Redemption Fee (as a % of amount redeemed, if applicable)         None
  Exchange Fee                                                      None
  30-Day Redemption/Exchange Fee                                    None
  Maximum Account Fee                                               None
ANNUAL FUND OPERATING EXPENSES (Paid from Fund assets)
  Management Fees                                                  1.00%
  Rule 12b-1 Fees                                                   None
  Other Fees                                                       1.37%
------------------------------------------------------------------------
TOTAL FUND OPERATING EXPENSES                                      2.37%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year    3 Years    5 Years    10 Years
-----------------------------------------
$240.12   $739.46   $1,265.42   $2,706.22

See "Management of the Fund" for more complete descriptions of such costs and expenses.

              RISKS OF INVESTING

RISKS OF INVESTING IN MUTUAL FUNDS

The following risks are common to all mutual funds and, therefore, apply to the
Funds:

- Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

- Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

- Year 2000 Risk. Preparing for Year 2000 is a high priority for the Manager. The Manager is diligently working with external partners, suppliers, vendors and other service providers to ensure that the systems with which it interacts will remain operational at all times. The Manager does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Funds with service at current levels; however, the Manager cannot make any assurances that the steps it has taken to ensure Year 2000 compliance will be successful. In addition, there can be no assurance that Year 2000 issues will not affect the companies in which the Funds invest or worldwide markets and economies.

RISKS OF INVESTING IN SECURITIES OF SMALL COMPANIES

The following risks apply to all mutual funds that invest in securities of small companies (market value of less than U.S. $1 billion) including Lexington SmallCap Fund, Lexington Small Cap Asia Growth Fund and Lexington Troika Dialog Russia Fund.

Investing in small companies generally involve greater risk than investing in larger companies for the following reasons, among others:

-  limited product lines;

-  limited markets or financial or managerial resources;

-  their securities may be more susceptible to losses and risks of bankruptcy;

- their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

- their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

RISKS OF INVESTING IN FOREIGN SECURITIES

The following risks apply to all mutual funds that invest in foreign securities including Lexington Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Global Income Fund, Lexington Silver Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund.

- Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

                              RISKS OF INVESTING

- Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

- Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

- Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

RISKS OF INVESTING IN LOWER-QUALITY DEBT SECURITIES

The following risks apply to all mutual funds that invest in lower-quality debt securities commonly referred to as "junk bonds" including Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of their securities to make principal and interest payments than with higher-grade debt securities.

RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

- Political Risk. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Funds may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

- Market Concentration and Liquidity Risk. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Funds' policies on liquidity, it may be difficult for the Funds to buy or sell some securities because of the poor liquidity.

- Settlement and Custody Risk. Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Funds' ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Funds may not be able to pursue claims on behalf of the Funds' shareholders.

NON-DIVERSIFIED PORTFOLIO

The following risks apply to all mutual funds that are non-diversified investment companies including Lexington Goldfund, Lexington Silver Fund, Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

These Funds may invest a greater proportion of their total assets in a single company, which increases risk. However, these Funds intend to comply with diversification requirements of the federal tax law to qualify as regulated investment companies. For more detailed information on the federal tax law diversification requirement, see the tax section of the Fund's Statement of Additional Information.

PRECIOUS METALS

The following risks apply to all mutual funds that invest in precious metals including Lexington Goldfund and Lexington Silver Fund.

Precious metal investments have the following characteristics:

-  earn no income;

-  transaction and storage costs may be higher; and

-  the Fund will realize gain only with an increase in the market price.

TEMPORARY DEFENSIVE POSITION

When the Funds anticipate unusual market or other conditions, they may temporarily depart from their goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

              MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Lexington Funds. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in LGAM. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors or Trustees.

SUB-ADVISERS

Lexington SmallCap Fund. Market Systems Research Advisors, Inc. ("MSR Advisors") is the sub-adviser of Lexington SmallCap Fund. MSR Advisors is located at 80 Maiden Lane, New York, NY 10038. MSR Advisors provides investment advice and management to Lexington SmallCap Fund. MSR is 65% owned by LGAM and 35% owned by Frank A. Peluso, the President and C.E.O. of MSR Advisors.

Lexington Small Cap Asia Growth Fund. Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Lexington Small Cap Asia Growth Fund. Crosby is located at 32/F Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Crosby is a subsidiary of Crosby Group, Hong Kong. Crosby provides investment advice and management to Lexington Small Cap Asia Growth Fund.

Lexington Troika Dialog Russia Fund. Troika Dialog Asset Management (TDAM) is the sub-adviser of Lexington Troika Dialog Russia Fund. TDAM is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Lexington Troika Dialog Russia Fund. TDAM is a majority owned subsidiary of The Bank of Moscow.

Lexington Worldwide Emerging Markets Fund. Stratos Advisors, Inc. (Stratos) is the sub-adviser of Lexington Worldwide Emerging Markets Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management to Lexington Worldwide Emerging Markets Fund.

             PORTFOLIO MANAGERS

LEXINGTON SMALLCAP FUND

[DEMICHELE PHOTO]
           ROBERT M. DEMICHELE. Mr. DeMichele is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. Mr. DeMichele is Chairman and Chief Executive Officer of LMC. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as the Lexington
Funds. Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc., the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West Coasts. Mr. DeMichele graduated from Union College with a B.A. Degree in Economics and from Cornell University with an M.B.A. in Finance.

           ALAN H. WAPNICK. Please see biography under Lexington Growth and Income Fund.

[PELUSO PHOTO]
           FRANK A. PELUSO. Mr. Peluso is one of three lead managers of a portfolio management team that manages the Lexington SmallCap Fund. He has 36 years investment experience. Mr. Peluso is President and Chief Executive Officer of MSR, the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds. In 1976, he established Marketiming Inc. (currently named Market Systems Research, Inc., a fully-owned subsidiary of MSR). He was with MSR since its inception in 1986. Mr. Peluso graduated from Princeton University and completed a year of post-graduate study at Columbia University, and two years of post-graduate study at Princeton University with a Fellowship in Mathematics.

LEXINGTON GROWTH AND INCOME FUND

[WAPNICK PHOTO]
           ALAN H. WAPNICK. Mr. Wapnick is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington SmallCap Fund. Mr. Wapnick is the lead manager for Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

LEXINGTON GLOBAL CORPORATE LEADERS FUND

[SALER PHOTO]
           RICHARD T. SALER. Mr. Saler is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. He is the lead manager of an investment management team for Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has thirteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

                                   PORTFOLIO MANAGERS

[SCHWARTZ PHOTO]
           PHILIP A. SCHWARTZ, CFA. Mr. Schwartz is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has twelve years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of
European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

ALAN H. WAPNICK. Please see biography under Lexington Growth and Income Fund.

LEXINGTON INTERNATIONAL FUND

           RICHARD T. SALER. Please see biography under Lexington Global Corporate Leaders Fund.

           PHILLIP A. SCHWARTZ, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

LEXINGTON WORLDWIDE EMERGING MARKETS FUND

[VIEGAS PHOTO]
           ALFREDO M. VIEGAS. Mr. Viegas is a member of the portfolio management team for Lexington Worldwide Emerging Markets Fund. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin American Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

[ZAIDI PHOTO]
           MOHAMMED ZAIDI. Mr. Zaidi is a member of the Portfolio Management team for the Lexington Worldwide Emerging Markets Fund. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

LEXINGTON SMALL CAP ASIA GROWTH FUND

[LAM PHOTO]
           CHRISTINA LAM. Ms. Lam is the lead manager on a portfolio management team that manages the Lexington Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

LEXINGTON TROIKA DIALOG RUSSIA FUND

[MC CARTHY PHOTO]
           TIMOTHY D. MCCARTHY is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June, 1990 to December, 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

[HISEY PHOTO]
           RICHARD M. HISEY, C.F.A. Mr. Hisey is a member of the portfolio management team and investment strategist for the Lexington Troika Dialog Russia Fund. Mr. Hisey is Managing Director and Chief Financial Officer of LMC. He is also a Vice President and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of LMC. He sits on the Investment Company Institute's Accounting/Treasurers,
International and Tax Committees. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining LMC in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

[VARDANIAN PHOTO]
           RUBEN VARDANIAN is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the
Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

[TEPLUKHIN PHOTO]
           PAVEL TEPLUKHIN. Dr. Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/ Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser
to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

[LARICHEV PHOTO]
           OLEG LARICHEV is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. Prior to April, 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

                                   PORTFOLIO MANAGERS

BOARD OF ADVISERS. The Board of Advisers to the Lexington Troika Dialog Russia Fund is composed of experts in Russian political and economic affairs. The Board of Advisers provides LMC and the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their political implication for the overall investment environment in Russia. As a result, LMC and the Board of Directors will be better able to oversee and safeguard the assets of Lexington Troika Dialog Russia Fund. The members of the Board of Advisers are:

KEITH BUSH is a Senior Associate -- Russian and Eurasian Studies at the Center for Strategic and International Studies in Washington, D.C. Prior to 1994, Mr. Bush was the Director of Radio Free Europe's Radio Liberty Research area. Mr. Bush has published more than 1,000 analyses on developments in the former Soviet Union.

MARIN J. STRMECKI is the Director of Programs for the Smith Richardson Foundation. Prior to 1994, Dr. Strmecki served as a Legislative Assistant to U.S. Senator Orrin Hatch. Prior to 1993, Dr. Strmecki served as a Special Assistant for Public Policy on the Policy Planning Staff of the U.S. Office of the Secretary, Department of Defense. Prior to 1992, Dr. Strmecki served as a Professional Staff Member of the Foreign Relations Committee of the U.S. Senate. Dr. Strmecki also served as a Foreign Policy Consultant to former U.S. President Richard M. Nixon from 1990 to 1994.

LEXINGTON GNMA INCOME FUND

[JAMISON PHOTO]
           DENIS P. JAMISON, CFA. Mr. Jamison manages the Lexington GNMA Income Fund, Lexington Money Market Trust and Lexington Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard &
Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

[MC CARTHY PHOTO]
           ROSEANN G. MCCARTHY. Ms. McCarthy is a co-manager of the Lexington GNMA Income Fund and the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in
Marketing and has an M.B.A. in Finance from Seton Hall University.

LEXINGTON GLOBAL INCOME FUND

           DENIS P. JAMISON, CFA. Please see biography under Lexington GNMA Income Fund.

LEXINGTON MONEY MARKET TRUST

           DENIS P. JAMISON, CFA. Please see biography under Lexington GNMA Income Fund.

           ROSEANN G. MCCARTHY. Please see biography under Lexington GNMA Income Fund.

LEXINGTON GOLDFUND

[VAIL PHOTO]
           JAMES A. VAIL, CFA. Mr. Vail manages the Lexington Goldfund and the Lexington Silver Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a
Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

LEXINGTON SILVER FUND

           JAMES A. VAIL, CFA. Please see biography under Lexington Goldfund.

MANAGEMENT FEES AND EXPENSE LIMITS

Each Fund pays a management fee at an annual rate based on its average daily net assets, to LMC as follows: Growth and Income Fund pays 0.75% on the first $100 million of average daily net assets, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter. SmallCap Fund pays 1.00%. Global Corporate Leaders Fund pays 1.00%. International Fund pays 1.00%. Worldwide Emerging Markets Fund pays 1.00%. Small Cap Asia Growth Fund pays 1.25%. Russia Fund pays 1.25%. GNMA Income Fund pays 0.60% on the first $150 million, 0.50% on the next $250 million, 0.45% on the next $400 million, and 0.40% thereafter. Global Income Fund pays 1.00%. Money Market Trust pays 0.50%. Goldfund pays 1.00% on the first $50 million and 0.75% thereafter. Silver Fund pays 1.00% on the first $30 million and 0.75% thereafter.

GNMA Income Fund and Money Market Trust have contractual expense limitations with LMC. The agreements have a one-year term, renewable at the end of each fiscal year. GNMA Income Fund's annual expenses are limited to 1.50% of average daily net assets up to $30 million, and 1.00% thereafter. Money Market Trust's annual expenses are limited to 1.00%. LMC has voluntarily agreed to limit annual expenses to 2.50% of average daily net assets for each of the Funds except for Russia Fund, GNMA Income Fund and Money Market Trust. This limit is exclusive of 12b-1 fees. With respect to Russia Fund, LMC has voluntarily agreed to limit annual expenses to 3.35% of average daily net assets, inclusive of 12b-1 fees. These voluntary limits became effective January 1, 1999, and may be terminated at any time.

              INVESTMENT OPTIONS

    TO OPEN A NEW ACCOUNT, COMPLETE AND MAIL THE NEW ACCOUNT APPLICATION INCLUDED WITH THIS PROSPECTUS.
--------------------------------------------------------------------------------
    Mail your completed application, any checks and correspondence to the Transfer Agent:

       TRANSFER AGENT
       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       P.O. Box 419648
       Kansas City, Missouri 64141-6648

       OVERNIGHT MAIL
       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       330 W. 9th Street
       Kansas City, MO 64105

    Checks should be made payable to: The Lexington Funds

    Call a Lexington shareholder service representative Monday through Friday between 9:00 A.M. and 5:00 P.M. Eastern time for information on the Funds or your account, at:

         (800) 526-0056 OR (201) 845-7300 FOR SERVICE M-F 9 A.M.- 5 P.M. EASTERN
         TIME

         (800) 526-0052 FOR 24 HOUR ACCOUNT INFORMATION "LEXLINE"

         (800) 526-0057 FOR 24 HOUR PROSPECTUS INFORMATION

    Trade requests received after 4 P.M. Eastern time (1 P.M. Pacific time) will be executed at the following business day's closing price.

    Once an account is established you can:

    -  SELL OR EXCHANGE SHARES BY PHONE.
       Contact the Lexington Funds at 800-526-0056.

    -  BUY OR EXCHANGE SHARES ONLINE.
       Go to WWW.LEXINGTONFUNDS.COM. and follow our online instructions to enable this service.

    -  BUY, SELL OR EXCHANGE SHARES BY MAIL.
       Mail buy/sell order(s), investment or redemption instructions and any required payment by check:

       State Street Bank and Trust Company
       c/o National Financial Data Services
       Lexington Funds
       P.O. Box 419648
       Kansas City, Missouri 64141-6648

    -  BUY SHARES BY WIRING FUNDS.

       To: State Street Bank and Trust Company DDA Account #99043713;
           [Lexington Fund you are investing in]
           For credit to: [shareholder(s) name]
           Account number:
           ABA Routing #011000028

              SHAREHOLDER INFORMATION

WHAT YOU NEED TO KNOW ABOUT YOUR LEXINGTON ACCOUNT

You pay no sales charges to invest in The Lexington Funds. The minimum initial investment for the Funds (except Lexington Troika Dialog Russia Fund) is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for Lexington Troika Dialog Russia Fund is $5,000. The minimum initial investment for IRAs is $250. Under certain conditions we may waive these minimums for qualified plan accounts. If you buy shares through a broker or investment advisor, they may apply different requirements. All investments must be made in U.S. dollars. In addition, we reserve the right to reject any purchase.

BECOMING A LEXINGTON SHAREHOLDER

To open a new account:

- BY MAIL. Send your completed application, with a check payable to The Lexington Funds, to the appropriate address. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, traveler's checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

- BY WIRE. Call us at 800-526-0056 to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

   Then request your bank to wire money from your account to the attention of:

   State Street Bank and Trust Company
   DDA account #99043713
   [Lexington Fund you are investing in]
   For credit to: [shareholder(s) name]
   Shareholder(s) account #
   ABA Routing #011000028

   Please note that your bank may charge a wire transfer fee.

BUYING ADDITIONAL SHARES

- BY MAIL. Complete the form at the bottom of any Lexington statement and mail it with your check payable to The Lexington Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number.

-  "LEX-O-MATIC" THE AUTOMATIC INVESTMENT PLAN:

   - A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

   - You may not use a "Lex-O-Matic" investment to open a new account. The minimum investment amount must still be made into the Fund. The minimum Lex-O-Matic investment amount is $50.

   -  Your bank must be a member of the Automated Clearing House.

   - To establish "Lex-O-Matic," attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or a "Lex-O-Matic" Application.

                                       SHAREHOLDER INFORMATION

   - Investments will automatically be transferred into your Lexington Account from your checking or savings account.

   - Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

   -  You should allow 20 business days for this service to become effective.

   - You may cancel or change the amount of your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days after payment is received. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with LFD. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

EXCHANGING SHARES

Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount of the new Fund. An exchange will result in a recognized gain or loss for income tax purposes. Exchanges of over $500,000 may take three days to complete.

You may make exchange requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form which is included on your new account application, or you can request it separately by calling shareholder services at 800-526-0056. Telephone exchanges may not be made within 7 calendar days of a previous exchange.

If not a new account, the minimum exchange required is $500; $250 for Individual Retirement Accounts.

Telephone exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds unless you decline this privilege on the application or the transfer agent is notified by the shareholder in writing to remove the privilege. All accounts involved in a telephonic exchange must have the same dividend option, registration and social security number as the account from which the shares are transferred.

MINIMUM ACCOUNT BALANCES

Due to the costs of maintaining small accounts, we require a minimum combined account balance of $1,000. If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

REDEEMING YOUR SHARES

The Funds will redeem all or any portion of your outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form by our transfer agent, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

The transfer agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.

REDEEMING BY WRITTEN INSTRUCTION

Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

Signature-guarantee your letter if you want the redemption proceeds to be made payable and/or mailed to a party other than the account owner(s) as registered in our records, your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or national securities exchange. Notary Publics are not acceptable Guarantors. Contact the Transfer Agent for more information.

If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent. Checks for redemption proceeds will normally be mailed within three business days. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends if applicable through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

REDEEMING BY TELEPHONE

- Shares of the Fund may be redeemed by telephone. Call the Fund toll free at 1-800-526-0056. New applicants may decline this privilege by checking the appropriate box on the application.

                                       SHAREHOLDER INFORMATION

- For shareholders who have not previously authorized the redemption privilege a redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. Authorization forms may be obtained by calling the Fund at 800-526-0056.

- Telephone redemption privileges may be cancelled by instructing the Transfer Agent in writing. Your request will be processed upon receipt.

-  Exchange by telephone. (See "Exchanging Shares")

REDEEMING BY CHECK

-  Check writing is available on the Money Market Trust at no charge.

- The minimum amount per check is $100 or more up to $500,000. Checks for less than $100 or over $500,000 will not be honored.

- All checks require only one signature unless otherwise indicated. Checks will be returned to you at the end of each month.

- Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

-  Redemption checks should not be used to close your account.

- Redemptions by check are available for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

SYSTEMATIC WITHDRAWAL PLAN

Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or electronic funds). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $100 from each Fund account. Payments may be made either monthly, quarterly, semi-annually or annually on the 28th of each month. If the 28th falls on a weekend or a holiday, the withdrawal will occur on the preceding business day. The redemption will result in the recognition of a gain or loss for income tax purposes.

HOW FUND SHARES ARE PRICED

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities traded over-the-counter are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value.

- Foreign Funds. Several of our Funds invest in securities denominated in foreign currencies and traded on foreign exchanges. To determine their value, we convert their foreign-currency price into U.S. dollars by using the exchange rate last quoted by a major bank. Exchange rates fluctuate frequently and may affect the U.S. dollar value of foreign-denominated securities, even if their market prices do not change. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities -- and its price -- may fluctuate during periods when you can't buy, sell or exchange shares in the Fund.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

-  You are not guaranteed any distributions.

- The Board of Directors has discretion in determining the amount and frequency of the distributions.

- Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

Distributions Affect NAV.

-  The Funds will pay distributions as of the record date.

- Dividends and capital gains waiting distribution are included in each Fund's daily NAV.

Buying a Dividend. If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution when the distribution is made.

TAXES

Each Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. The following statements apply with respect to each Fund:

- Ordinary dividends from the Fund are taxable as ordinary income and dividends from the Fund's long-term capital gains are taxable as capital gain.

- Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

                                       SHAREHOLDER INFORMATION

- Dividends from the Lexington GNMA Income Fund, Inc. that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided from the Fund.

- Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

- We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

- When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as Lexington Money Market Trust's NAV per share does not deviate from $1.00, there will be no gain or loss.

- Under certain circumstances, a Fund may be in a position to "pass-through" to you the right to a credit or deduction for foreign taxes paid by the Fund.

- Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

- You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information, which is available for free by calling 1-800-526-0056.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

              DISTRIBUTION OF FUND'S SHARES

DISTRIBUTION PLAN. The following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

-  Lexington Goldfund;

-  Lexington Global Income Fund;

-  Lexington Growth and Income Fund;

-  Lexington International Fund;

-  Lexington SmallCap Fund;

-  Lexington Troika Dialog Russia Fund; and

-  Lexington Worldwide Emerging Markets Fund.

Under the distribution plan, the Funds may pay fees up to 0.25% of their average daily net assets for distribution services.

SHAREHOLDER SERVICING AGREEMENTS. The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents to provide various services to shareholders as follows:

- Each Agent receives fees up to 0.25% of the average daily net assets of the Fund.

- LMC may pay additional fees from its past profits, at no additional costs to the Funds.

-  Each Agent may waive all or a portion of the fees.

- If a Fund has a distribution plan, the Agents will receive fees of up to 0.25% of the average daily assets from the distribution plan.

        FINANCIAL HIGHLIGHTS

The financial highlights table on the following pages are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                           DOMESTIC EQUITY FUNDS

FINANCIAL HIGHLIGHTS                                     GROWTH AND INCOME FUND                          SMALLCAP FUND
PER SHARE OPERATING PERFORMANCE             1998       1997       1996       1995       1994       1998       1997     1996(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $20.27     $18.56     $15.71     $14.36     $16.16     $11.39     $11.73    $10.00
 Net investment income (loss)                   --       0.05       0.07       0.22       0.17      (0.02)    (0.19)    (0.18)
 Net realized and unrealized gain (loss)
 from investment operations                   4.30       5.46       4.08       3.00      (0.68)      0.75      1.41      1.94
 Total income (loss) from investment
 operations                                   4.30       5.51       4.15       3.22      (0.51)      0.73      1.22      1.76
 Less distributions:
  Distributions from net investment
  income                                        --      (0.07)     (0.13)     (0.22)     (0.16)        --        --        --
  Distributions in excess of net
  investment income                             --         --         --         --         --         --        --        --
  Distributions from net realized gains      (2.66)     (3.73)     (1.17)     (1.65)     (0.91)     (0.22)       --        --
  Distributions in excess of net
  realized gains                                --         --         --         --      (0.22)        --     (1.56)    (0.03)
 Total distributions                         (2.66)     (3.80)     (1.30)     (1.87)     (1.29)     (0.22)    (1.56)    (0.03)
 Net asset value, end of period             $21.91     $20.27     $18.56     $15.71     $14.36     $11.90    $11.39    $11.73
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                               21.42%     30.36%     26.46%     22.57%    (3.11)%      6.73%    10.47%    17.50%

RATIOS/SUPPLEMENTAL DATA
 Net asset, end of period (thousands)     $245,790   $228,037   $200,309   $138,901   $124,829     $8,172     $9,565    $8,061
 Ratio of expenses to average net
 assets, before reimbursement or waiver      1.16%      1.17%      1.13%      1.09%      1.15%      2.92%     2.57%     3.04%
 Ratio of expenses to average net
 assets, net of reimbursement or waiver      1.16%      1.17%      1.13%      1.09%      1.15%      2.59%     2.57%     2.48%
 Ratio of net investment income (loss)
 to average net assets, before
 reimbursement or waiver                     0.06%      0.21%      0.43%      1.38%      1.06%    (2.00)%    (1.78)%   (2.34)%
 Ratio of net investment income (loss)
 to average net assets, net of
 reimbursement or waiver                     0.06%      0.21%      0.43%      1.38%      1.06%    (1.67)%    (1.78)%   (1.78)%
 Portfolio Turnover Rate                    63.20%     88.15%    101.12%    159.94%     63.04%    145.94%    39.09%    60.92%

                                       *    Annualized.
                                       (a)  SmallCap Fund commenced operations on January 2, 1996.
                                       (b)  Small Cap Asia Growth Fund commenced operations on July 3,
                                            1995.

   GLOBAL AND INTERNATIONAL FUNDS
                                           FINANCIAL HIGHLIGHTS

         SMALL CAP ASIA GROWTH FUND                         GLOBAL CORPORATE LEADERS FUND
    1998       1997       1996     1995(b)         1998       1997       1996       1995       1994
  ---------------------------------------------------------------------------------------------------
     $7.06    $12.24      $9.76      $10.00        $10.59     $11.28     $11.32     $11.17     $13.51
        --     (0.05)     (0.05)       0.02         0.99       0.03       0.01       0.09       0.02
    (1.37)     (5.13)      2.54       (0.24)        1.02       0.73       1.84       1.10       0.23
    (1.37)     (5.18)      2.49       (0.22)        2.01       0.76       1.85       1.19       0.25
        --        --         --       (0.02)       (0.80)     (0.09)     (0.16)     (0.29)        --
        --        --      (0.01)         --           --         --         --      (0.13)        --
        --        --         --          --        (2.34)     (1.36)     (1.73)     (0.62)     (2.46)
        --        --         --          --           --         --         --         --      (0.13)
        --        --      (0.01)      (0.02)       (3.14)     (1.45)     (1.89)     (1.04)     (2.59)
     $5.69     $7.06      $12.24      $9.76        $9.46     $10.59     $11.28     $11.32     $11.17
  ---------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------
  (19.41)%   (42.32)%     25.50%   (4.39)%*        19.06%      6.90%     16.43%     10.69%      1.84%

   $18,278   $13,867     $23,796     $8,936       $17,803    $35,085    $37,223    $53,614    $67,392
     2.86%     2.30%       2.64%     3.51%*         2.12%      1.75%     1.90%      1.67%      1.61%
     2.50%     2.30%       2.42%     1.75%*         2.12%      1.75%     1.90%      1.67%      1.61%
   (0.57)%   (0.32)%     (0.86)%   (1.24)%*       (0.06)%      0.23%     0.11%      0.48%      0.14%
   (0.21)%   (0.32)%     (0.64)%     0.52%*       (0.06)%      0.23%     0.11%      0.48%      0.14%
   193.48%   187.41%     176.49%    40.22%*       137.33%    177.48%   128.05%    166.35%     83.40%

                                                                             INTERNATIONAL FUND
          PER SHARE OPERATING PERFORMANCE                1998          1997          1996         1995       1994(c)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.10        $10.86       $10.60       $10.37       $10.00
 Net investment income (loss)                               0.17          0.07        (0.02)       (0.01)       (0.08)
 Net realized and unrealized gain (loss) from
 investment operations                                      1.74          0.10         1.45         0.61         0.67
 Total income (loss) from investment operations             1.91          0.17         1.43         0.60         0.59
 Less distributions:
  Distributions from net investment income                 (0.06)        (0.13)       (0.20)          --           --
  Distributions in excess of net investment income            --            --           --        (0.35)          --
  Distributions from net realized gains                    (0.34)        (0.80)       (0.97)       (0.02)       (0.10)
  Distributions in excess of net realized gains               --            --           --           --        (0.12)
 Total distributions                                       (0.40)        (0.93)       (1.17)       (0.37)       (0.22)
 Net asset value, end of period                           $11.61        $10.10       $10.86       $10.60       $10.37
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                             19.02%         1.61%       13.57%        5.77%        5.87%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                   $24,000       $19,949      $18,891      $17,855      $17,843
 Ratio of expenses to average net assets, before
 reimbursement or waiver                                   2.25%         2.15%        2.45%        2.46%        2.39%
 Ratio of expenses to average net assets, net of
 reimbursement or waiver                                   1.75%         1.75%        2.45%        2.46%        2.39%
 Ratio of net investment income (loss) to average
 net assets, before reimbursement or waiver              (0.16)%         0.13%      (0.39)%      (0.12)%      (0.94)%
 Ratio of net investment income (loss) to average
 net assets, net of reimbursement or waiver                0.35%         0.53%      (0.39)%      (0.12)%      (0.94)%
 Portfolio Turnover Rate                                 143.67%       122.56%      113.55%      137.72%      100.10%

                                                     *    Annualized.
                                                     #    (before, or net of) reimbursement or waiver or redemption
                                                          fee proceeds.
                                                     (c)  International Fund commenced operations on January 3, 1994.
                                                     (d)  The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's
                                                          registration statement with the Securities and Exchange
                                                          Commission became effective on July 3, 1996. Financial
                                                          results prior to the effective date of the Fund's
                                                          registration statement are not presented in this Financial
                                                          Highlights Table.

                                           FINANCIAL HIGHLIGHTS


                  GLOBAL INCOME FUND                              RUSSIA FUND                  WORLDWIDE EMERGING MARKETS FUND
   1998       1997       1996       1995       1994       1998       1997      1996(d)      1998       1997       1996       1995
  ---------------------------------------------------------------------------------------------------------------------------------
   $10.58     $11.22     $10.75      $9.80     $10.95     $17.50     $11.24      $12.12     $10.18     $11.49     $10.70     $11.47
     0.90      1.04       1.01       0.96       0.46        0.15      (0.01)      (0.05)      0.12       0.01         --       0.08
   (0.07)     (0.50)      0.36       0.95      (1.16)     (14.70)      7.57       (0.51)     (3.08)     (1.32)      0.79      (0.76)
     0.83      0.54       1.37       1.91      (0.70)     (14.55)      7.56       (0.56)     (2.96)     (1.31)      0.79      (0.68)
   (0.87)     (0.91)     (0.86)     (0.96)     (0.45)      (0.07)        --          --      (0.09)        --         --      (0.08)
       --        --         --         --         --          --         --          --         --         --         --      (0.01)
   (0.18)     (0.27)     (0.04)        --         --       (0.24)     (1.30)      (0.32)        --         --         --         --
       --        --         --         --         --          --         --          --         --         --         --         --
   (1.05)     (1.18)     (0.90)     (0.96)     (0.45)      (0.31)     (1.30)      (0.32)     (0.09)        --         --      (0.09)
   $10.36     $10.58     $11.22     $10.75      $9.80      $2.64     $17.50      $11.24      $7.13     $10.18     $11.49     $10.70
  ---------------------------------------------------------------------------------------------------------------------------------
  ---------------------------------------------------------------------------------------------------------------------------------
    8.21%      5.00%     13.33%     20.10%    (6.52)%   (82.99)%     67.50%    (9.01)%*   (29.06)%   (11.40)%      7.38%    (5.93)%

  $36,407    $23,668    $29,110    $12,255    $10,351    $19,147   $137,873     $13,846    $65,323   $137,686   $254,673   $265,544
    1.89%     2.17%      2.33%      3.07%      1.80%       2.64%     2.89%#     5.07%*#      1.85%      1.82%      1.76%      1.88%
    1.50%     1.50%      1.50%      2.75%      1.50%       1.84%     1.85%#     2.65%*#      1.85%      1.82%      1.76%      1.88%
   10.99%     8.99%      9.49%      9.48%      4.18%       0.57%   (1.14)%#   (3.69)%*#      1.14%      0.09%    (0.01)%      0.70%
   11.38%     9.66%     10.32%      9.80%      4.48%       1.36%   (0.11)%#   (1.27)%*#      1.14%      0.09%    (0.01)%      0.70%
   45.25%   117.94%     71.83%    164.72%     10.20%      65.76%     66.84%     115.55%    107.19%    112.05%     86.26%     92.85%

  1994
               $13.96
                (0.01)
                (1.92)
                (1.93)
                   --
                   --
                (0.47)
                (0.09)
                (0.56)
               $11.47
-------------------------------
-------------------------------
               (13.81)%
             $288,581
                 1.65%
                 1.65%
               (0.06)%
               (0.06)%
                79.56%

                                    PRECIOUS METALS FUNDS

                                                                                    GOLDFUND

            PER SHARE OPERATING PERFORMANCE                 1998         1997          1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $3.24         $5.97        $6.24        $6.37        $6.90
 Net investment income (loss)                                  --             --         0.02           --         0.03
 Net realized and unrealized gain (loss) from
 investment operations                                      (0.21)         (2.52)        0.50        (0.12)       (0.53)
 Total income (loss) from investment operations             (0.21)         (2.52)        0.52        (0.12)       (0.50)
 Less distributions:
  Distributions from net investment income                     --          (0.21)       (0.79)       (0.01)       (0.03)
  Distributions in excess of net investment income             --             --           --           --           --
  Distributions from net realized gains                        --             --           --           --           --
  Distributions in excess of net realized gains                --             --           --           --           --
 Total distributions                                           --          (0.21)       (0.79)       (0.01)       (0.03)
 Net asset value, end of period                             $3.03          $3.24        $5.97        $6.24        $6.37
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                             (6.39)%       (42.98)%        7.84%      (1.89)%        7.28%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)                    $50,841        $53,707     $109,287     $135,779     $159,435
 Ratio of expenses to average net assets, before
 reimbursement or waiver                                    1.74%          1.65%        1.60%        1.70%        1.54%
 Ratio of expenses to average net assets, net of
 reimbursement or waiver                                    1.74%          1.65%        1.60%        1.70%        1.54%
 Ratio of net investment income (loss) to average net
 assets, before reimbursement or waiver                     0.08%          0.17%      (0.32)%        0.07%        0.50%
 Ratio of net investment income (loss) to average net
 assets, net of reimbursement or waiver                     0.08%          0.17%      (0.32)%        0.07%        0.50%
 Portfolio Turnover Rate                                   28.93%         38.32%       31.04%       40.41%       23.77%

                                                     *    Annualized.
                                                     (e)  Six month period ended December 31, 1998. The Fund changed its fiscal year-end from June 30th to December 31st.
                                                     (f)  Fiscal year-end June 30th.

                                           FINANCIAL HIGHLIGHTS

                                  SILVER FUND
   1998(e)       1998(f)      1997(f)      1996(f)      1995(f)      1994(f)
    ----------------------------------------------------------------------
      $3.26         $3.95        $4.46        $4.00        $3.92        $3.52
      (0.01)        (0.02)       (0.04)       (0.03)      (0.03)       (0.02)
           )
      (0.52         (0.66)       (0.43)        0.51        0.11         0.42
      (0.53)        (0.68)       (0.47)        0.48        0.08         0.40
         --            --           --           --          --           --
         --         (0.01)       (0.04)       (0.02)
         --            --           --           --          --           --
         --            --           --           --          --           --
         --         (0.01)       (0.04)       (0.02)         --           --
      $2.73         $3.26        $3.95        $4.46        $4.00        $3.92
    -------------------------------------------------------------------------
    -------------------------------------------------------------------------
   (16.26)%      (17.32)%     (10.76)%       12.02%        2.04%       11.36%

    $25,560       $34,921      $42,035      $73,945      $65,517      $49,499
     2.37%*         1.90%        1.96%        1.73%        1.82%        1.84%
     2.37%*         1.90%        1.96%        1.73%        1.82%        1.84%
   (0.61)%*       (0.54)%      (0.78)%      (0.72)%      (0.83)%      (0.82)%
   (0.61)%*       (0.54)%      (0.78)%      (0.72)%      (0.83)%      (0.82)%
      5.68%        28.78%       18.76%       44.30%      44.22%        5.28%

                            FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                                                                       GNMA INCOME FUND
    PER SHARE OPERATING PERFORMANCE          1998            1997            1996            1995            1994
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $8.40           $8.12           $8.19           $7.60           $8.32
 Net investment income (loss)                  0.48            0.51            0.53            0.58            0.55
 Net realized and unrealized gain (loss)
 from investment operations                    0.13            0.29           (0.08)           0.59           (0.72)
 Total income (loss) from investment
 operations                                    0.61            0.80            0.45            1.17           (0.17)
 Less distributions:
  Distributions from net investment
  income                                      (0.48)          (0.52)          (0.52)          (0.58)          (0.55)
  Distributions in excess of net
  investment income                              --              --              --              --              --
  Distributions from net realized gains          --              --              --              --              --
  Distributions in excess of net
  realized gains                                 --              --              --              --              --
 Total distributions                          (0.48)          (0.52)          (0.52)          (0.58)          (0.55)
 Net asset value, end of period               $8.53           $8.40           $8.12           $8.19           $7.60
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN                                 7.52%          10.20%           5.71%          15.91%         (2.07)%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (thousands)     $273,591        $158,071        $133,777        $130,681        $132,108
 Ratio of expenses to average net
 assets, before reimbursement or waiver       1.01%           1.01%           1.05%           1.01%           0.98%
 Ratio of expenses to average net
 assets, net of reimbursement or waiver       1.01%           1.01%           1.05%           1.01%           0.98%
 Ratio of net investment income (loss)
 to average net assets, before
 reimbursement or waiver                      5.85%           6.28%           6.56%           7.10%           6.90%
 Ratio of net investment income (loss)
 to average net assets, net of
 reimbursement or waiver                      5.85%           6.28%           6.56%           7.10%           6.90%
 Portfolio Turnover Rate                     54.47%         134.28%         128.76%          30.69%          37.15%

                                           FINANCIAL HIGHLIGHTS

                           MONEY MARKET TRUST
    1998          1997            1996            1995           1994
  ---------------------------------------------------------------------
     $1.00          $1.00           $1.00           $1.00         $1.00
    0.0455         0.0458          0.0441          0.0495        0.0330
        --             --              --              --            --
    0.0455         0.0458          0.0441          0.0495        0.0330
   (0.0455)       (0.0458)        (0.0441)        (0.0495)      (0.0330)
        --             --              --              --            --
        --             --              --              --            --
        --             --              --              --            --
   (0.0455)       (0.0458)        (0.0441)        (0.0495)      (0.0330)
     $1.00          $1.00           $1.00           $1.00         $1.00
  ---------------------------------------------------------------------
  ---------------------------------------------------------------------
     4.64%          4.68%           4.50%           5.06%         3.35%

   $87,488        $95,149         $97,526         $88,786      $111,805
     1.05%          1.04%           1.04%           1.08%         1.02%
     1.00%          1.00%           1.00%           1.00%         1.00%
     4.51%          4.55%           4.37%           4.87%         3.30%
     4.56%          4.58%           4.41%           4.95%         3.32%
        --             --              --              --            --

                 STATEMENT OF ADDITIONAL INFORMATION

                 The Statement of Additional Information (SAI) provides a more complete discussion about the Lexington Funds and is incorporated by reference, which means that it is considered a part of this prospectus.

                 ANNUAL AND SEMI-ANNUAL REPORTS

                 The annual and semi-annual reports to shareholders have more information about each Lexington Fund's investments, including a discussion about the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                 TRADEMARKS

                 Lexington(R) and Global Corporate Leaders(R) are registered trademarks of Lexington Management Corporation.

                 REVIEWING OR OBTAINING ADDITIONAL INFORMATION

                 You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by contacting a broker-dealer or other financial intermediaries that sell the Fund's shares or by writing or calling:

                      THE LEXINGTON FUNDS(R)
                      P.O. Box 1515
                      Park 80 West Plaza Two
                      Saddle Brook, New Jersey 07663
                      Attn: Shareholder Services

                      Tel: (800) 526-0056 or (201) 845-7300

                ----------------------------------------------------------------
                      www.lexingtonfunds.com
                                                         [LOGO]

                 You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330. You may also obtain this information by visiting the SEC's Worldwide Website at http://www.sec.gov.

                 Investment Company Act File No. 811-0865 (Growth and Income); 811-7413 (SmallCap); 811-5113 (Global Corporate Leaders); 811-8172 (International); 811-1838 (Worldwide); 811-7287 (Small
                 Cap Asia Growth); 811-7587 (Russia); 811-2401 (GNMA Income); 811-4675 (Global Income); 811-2701 (Money Market); 811-2881
                 (Goldfund); 811-4111 (Silver).

                 LEXINGTON GLOBAL INCOME FUND

             STATEMENT OF ADDITIONAL INFORMATION


                         May 3, 1999


     This statement of additional information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Global Income Fund, dated May 3, 1999, as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515, Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

          Shareholder Services:                      1-800-526-0056
          Institutional/Financial Adviser Services:  1-800-367-9160
          24-Hour Account Information:               1-800-526-0052

Lexington Management Corporation ("LMC") serves as the Fund's Investment Adviser.Lexington Funds Distributor, Inc. ("LFD") serves as the Fund's Distributor.

                      TABLE OF CONTENTS

                                                         Page

History of the Fund. . . . . . . . . . . . . . . . . . . .  3

Investment Strategies and Risks of the Fund. . . . . . . .  3

Investment Restrictions. . . . . . . . . . . . . . . . . . 14

Portfolio Transactions and Turnover. . . . . . . . . . . . 16

Management of the Fund . . . . . . . . . . . . . . . . . . 17

Control Persons and Principal Holders of Securities. . . . 22

Investment Adviser, Administrator and Distributor. . . . . 22

Determination of Net Asset Value . . . . . . . . . . . . . 24

Distribution Plan . . . . . . . . . . . . . . . . . . . . .25

Telephone Exchange Provisions. . . . . . . . . . . . . . . 26

Tax Sheltered Retirement Plans . . . . . . . . . . . . . . 28

Capital Stock of the Fund. . . . . . . . . . . . . . . . . 29

Dividend Distribution and Reinvestment Policy  . . . . . . 29

Tax Matters. . . . . . . . . . . . . . . . . . . . . . . . 29

Calculation of Performance Data. . . . . . . . . . . . . . 34

Custodian, Transfer Agent and Dividend Disbursing Agent. . 36

Counsel and Independent Auditors . . . . . . . . . . . . . 36

Financial Statements. . . . . . . . . . . . . . . . . . .  37


History of the Fund
-------------------
     Lexington Global Income Fund (the "Fund") is a trust formed under the laws of the Commonwealth of Massachusetts on February 24, 1983. The Fund was formerly named "Lexington Ramirez Global Income Fund", and its original name was "Lexington Tax Exempt Bond Trust". At a meeting held on November 30, 1994, the shareholders of the Fund approved changes to certain of the Fund's investment objectives and strategies. The Fund is a non-diversified open-end management investment company.

Investment Strategies and Risks of the Fund
-------------------------------------------
     The Fund, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, the Fund considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by LMC based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, LMC currently intends to consider investments only in those countries in which it believes investing is feasible and does not involve such risks. The list of acceptable countries will be reviewed by LMC and approved by the Board of Trustees on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     In determining the appropriate distribution of investments among various countries and geographic regions for the Fund, LMC ordinarily consider the following factors: prospects for relative economic growth among the different countries in which the Fund may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although the Fund values assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     The Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development;
(c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

     Samurai and Yankee Bonds-Subject to its respective fundamental investment restrictions, the Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

     Commercial Bank Obligations - Obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks that are different in some respect from those of investments in obligations of domestic issuers. Although the Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

     Options on securities, securities indices and currencies - The Fund may purchase call options on debt securities that it intends to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). The Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     The Fund may purchase put options on particular debt securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). The Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction. Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs.

     The Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations. The Fund will not enter into options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

     The Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which it may otherwise invest.

     The Fund may invest in "Brady Bonds" and zero coupon bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with a debt restructuring plan. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Zero coupon bonds pay income only at maturity. The prices of these bonds are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Fund nevertheless intend to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Matters" in this Statement of Additional Information.

     The Fund may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

     The Fund is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which the Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Fund only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in a separate account with its custodian an equal amount of
the  securities  sold  short  or  securities   convertible  into  or
exchangeable for such securities at no cost. The Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

    The Fund might make a short sale "against the box" in order to hedge against market risks when LMC believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when LMC wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition or gain or loss for federal income tax purposes and for purposes of satisfying certain tests
applicable  to  regulated   investment companies under the Internal
Revenue Code.

     Settlement Transactions- When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     Portfolio Hedging- Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year).

     The Fund may hedge against changes in financial markets, currency rates and interest rates. The Fund may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that LMC expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any deemed appropriate by the investment adviser or sub-adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

     Covered Put and Call Options - Options may be used as a means of participating in an anticipated price change of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write put options. The Fund would write put options only on a covered basis, which means that the Fund would either (i) set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Fund. The Fund generally would write covered put options in circumstances where LMC wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty.
The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

     The Fund may write call options only on securities owned by the Fund or securities which the Fund has the right to acquire without additional consideration. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security.

     The Fund intends to limit transactions as described in this paragraph to those where the sum of initial margin deposits and premiums paid does not exceed 5% of its total assets. The Fund will not write options in excess of 25% of its total assets. The Fund will cause its custodian to segregate cash, U.S. Government Securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call options.

     Futures and Options on Futures -   The Fund may enter into interest
rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund will not enter into Futures Contracts for speculation and the Fund only will enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange. The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     To reduce or eliminate the leverage then employed by the Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

     An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, the fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. The Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash, U.S. government securities and other liquid, high grade debt securities equal in value to the current value of the underlying instrument less margin deposit.

     Repurchase Agreements - The Fund's investment portfolio may include repurchase agreements ("repos")with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% of the total assets of the Fund. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk.

     Reverse Repurchase Agreements - The Fund may purchase reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date. The Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligation under reverse repurchase agreements.

     Roll Transactions - The Fund also may engage in "roll" borrowing transactions which involve the Fund's sale of fixed income securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligation under "roll" transactions.

     When Issued and Forward Commitment Securities - The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. The Fund may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a fund. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the fund may incur a loss.

     Forward Currency Contracts - A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund generally does not enter into forward contracts with terms greater than one year. The Fund generally enters into forward contracts only under two circumstances. First, if the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if LMC believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of a fund's portfolio securities denominated in such currency. The Fund will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless it owns the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect the Fund from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

     Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

Interest Rate and Currency and Currency Swaps

     The Fund usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors, collars and other derivative transactions are entered into for good faith hedging purposes, LMC and the Fund believe that they do not constitute senior securities under the 1940 Act and, thus, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by LMC. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

Foreign Currency Considerations

     The Fund's assets will be invested in securities of foreign companies and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

Risks Associated With Hedging Transactions

     Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Fund to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, the Fund pays commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Fund's net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions Outside the United States

     When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

Investment and Repatriation Restrictions

     Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

Emerging Countries

     The Fund may invest in debt securities in emerging markets.
Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include
(i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.


Religious and Ethnic Instability

     Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

Foreign Securities Markets

     Trading volume on foreign country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

     Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, these Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.


Economic and Political Risks

     The economies of individual foreign countries in which the Fund invests may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.


Investment Restrictions
-----------------------
     The Fund's investment policy, and the investment restrictions set forth below, may not be changed without the affirmative vote (defined as the lesser of: 67% of the shares represented at a meeting at which 50% of the outstanding shares are present or 50% of the outstanding shares) of the Fund's shareholders. These restrictions may be summarized as follows:

     The Fund shall not:

     (1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities to the extent permitted under applicable regulations; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, the interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and
          (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

     (2) borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made.

     (3)  underwrite securities of other issuers;

     (4) concentrate its investments in a particular industry to an extent greater than 25% of the value of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts. The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 5% of the Fund's assets may be invested in repurchase agreements;

     (7) purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8) buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, Trustees or LMC as principal; (9) contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

     (10) purchase or retain securities of an issuer when one or more of the officers and Trustees of the Fund or of the investment adviser, or a person owning more that 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (11) invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) except that such restriction shall not apply to 50% of the Fund's portfolio;

     (12) purchase any security if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (13) invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. LMC shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

     (14) invest in interest in oil, gas or other mineral exploration or development programs.

     The following investment policy of the Fund is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board of Trustees without shareholder approval. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the Fund's total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

Portfolio Transactions and Turnover
-----------------------------------
     Subject to policies established by the Fund's Board of Trustees, LMC is responsible for the execution of the Fund's portfolio transactions and the selection of broker/dealers that execute such transactions on behalf of the Fund. In executing portfolio transactions, LMC seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm
involved.   Although LMC generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Fund may engage in soft dollar arrangements for research services, as described below, the Fund has no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

     Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

     Consistent with the interests of the Fund, LMC may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services they provide to LMC for its use in managing the Fund and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by LMC under the Advisory Agreement (defined below). A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that LMC determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of LMC to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

     Investment decisions for the Fund and for other investment accounts managed by LMC are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases LMC believes that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund engages in portfolio trading when LMC concludes that the sale of a security owned by the Fund and/or the purchase of another security of better value can enhance principal and/or increase income.
A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise.
Consistent with the Fund's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Fund generally does not intend to trade for short-term profits, the securities in the Fund's portfolio will be sold whenever LMC believes it is appropriate to do so, without regard to the length of time a particular security may have been held (except to the extent necessary to avoid non-compliance with the "Short-Short Limitation" described below in "Taxes General"). The Fund anticipates that its portfolio turnover rate will exceed 100%. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for the Fund for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly. The portfolio turnover rates for the Fund for the last three fiscal years were as follows: 1996, 71.83%, 1997, 117.94% and 1998, 45.26%.

Management of the Fund
----------------------
     The Fund's Trustees and executive officers, their ages as of the Fund's most recent fiscal year-end, their principal occupations and former affiliations are set forth below:

 + S.M.S.  CHADHA  (61),  TRUSTEE.  3/16 Shanti  Niketan,  New Delhi 21,  India.
   Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ ROBERT M.  DEMICHELE  (54),  PRESIDENT  AND CHAIRMAN.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.;
   Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
   National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden &Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

 + BEVERLEY C. DUER (69), DIRECTOR.  340 East 72nd Street,  New York, N.Y. 10021
   Private Investor.  Formerly Manager,  Operations Research Department,     CPC
   International Inc.

*+ BARBARA R. EVANS (38), TRUSTEE. 5 Fernwood Road, Summit, N.J. 07901.  Private
   Investor,   formerly,   Assistant  Vice  President  and  Securities  Analyst,
   Lexington Management Corporation.

*+ RICHARD M. HISEY (40), DIRECTOR and  VICE PRESIDENT.  P.O. Box 1515,   Saddle
   Brook, N.J. 07663. Managing Director, Chief Financial Officer and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc; Chief Financial Officer, Market Systems Research Advisers, Inc.; Executive Vice President, Chief Financial Officer and General Manager - Mutual Funds, Lexington Global Asset Managers, Inc.

*+ LAWRENCE  KANTOR (51),  VICE  PRESIDENT AND  TRUSTEE.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Managing Director, Executive Vice President and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President, Lexington Global Asset Managers, Inc.,

 + JERARD F. MAHER (53),  TRUSTEE.  300 Raritan  Center  Parkway,  Edison,  N.J.
   08818. General Counsel, Federal Business Center; Counsel, Ribis, Graham &Curtin.

 + ANDREW M.  MCCOSH (58), TRUSTEE. 12 Wyvern Park, Edinburgh EH92 JY, Scotland,
   U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland..

 + DONALD B. MILLER  (72),  TRUSTEE.  10725 Quail Covey  Drive,  Boynton  Beach,
   Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services.

 + JOHN G. PRESTON (66),  TRUSTEE.  3 Woodfield Road,  Wellesley,  Massachusetts
   02181. Associate Professor of Finance, Boston College, Boston, Massachusetts.

*+ DENIS P. JAMISON (51), VICE PRESIDENT AND PORTFOLIO MANAGER.  P.O. Box  1515,
   Saddle Brook, NJ 07663.    Senior Vice President,   Director of Fixed  Income
   Investment Strategy, Lexington Management Corporation.

*+ RICHARD M. HISEY (40), VICE PRESIDENT. P.O. Box 1515,  Saddle Brook, NJ 07663
   Managing Director, Chief Financial Officer and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President, Chief Financial Officer and General Manager - Mutual Funds, Lexington Global Asset Managers, Inc.

*+ LISA CURCIO (39), VICE PRESIDENT AND SECRETARY.  P.O. Box 1515, Saddle Brook,
   N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+ RICHARD J. LAVERY,  CLU, CHFC (45),  VICE PRESIDENT.  P. O. Box 1515,  Saddle
   Brook, N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+ JANICE A. CARNICELLI (39), VICE PRESIDENT. P. O. Box 1515, Saddle Brook, N.J.
   07663.

*+ CHRISTIE CARR-WALDRON (31),TREASURER, P.O. Box 1515, Saddle Brook, N.J.07663.
   Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+ CATHERINE DIFALCO (29), ASSISTANT TREASURER. P.O. Box 1515, Saddle Brook, New
   Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+ SIOBHAN  GILFILLAN (35),  ASSISTANT  TREASURER.  P.O. Box 1515, Saddle Brook,
   N.J. 07663.

*+ JOAN K. LEDERER (32), ASSISTANT TREASURER.  P.O. Box 1515, Saddle Brook, N.J.
   07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+ SHERI MOSCA (35),  ASSISTANT  TREASURER.  P. O. Box 1515,  Saddle Brook, N.J.
   07663.

*+ PETER CORNIOTES (36), ASSISTANT SECRETARY. P. O. Box 1515, Saddle Brook, N.J.
   07663.  Vice  President  and  Assistant   Secretary,   Lexington   Management
   Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ ENRIQUE FAUST (38),  ASSISTANT  SECRETARY,  P.O. Box 1515, Saddle Brook, N.J.
   07663. Assistant Vice President, Lexington Management Corporation. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.


   * "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.

  + Messrs. Chada, Corniotes, DeMichele, Duer, Faust, Hisey, Jamison, Kantor, Lavery, Maher, McCosh, Miller, Preston and Stowe, and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Lederer and Mosca hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc.
      The Board of Trustees met 5 times during the twelve months ended December 31, 1998, and each of the Trustees attended at least 75% of those meetings.

     Remuneration of Trustees and Certain Executive Officers:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustee or any committee thereof up to a maximum of $9,000 per year for Trustees living outside the U.S. and $6,000 per year for Trustee living within the U.S. Each Trustee who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by LMC. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves.

     Set forth below is information regarding compensation paid or accrued during the period January 1, 1998 to December 31, 1998 for each
Trustee:


--------------------------------------------------------------------------------
                            AGGREGATE       TOTAL COMPENSATION      NUMBER OF
      NAME OF TRUSTEE   COMPENSATION FROM      FROM FUND AND   DIRECTORSHIPS IN
                              FUND             FUND COMPLEX       FUND COMPLEX
--------------------------------------------------------------------------------
   S.M.S. Chadha             $1,712               $27,068              15
--------------------------------------------------------------------------------
   Robert M. DeMichele          0                    0                 16
--------------------------------------------------------------------------------
   Beverley C. Duer          $2,045               $35,518              16
--------------------------------------------------------------------------------
   Barbara R. Evans             0                    0                 15
--------------------------------------------------------------------------------
   Lawrence Kantor              0                    0                 15
--------------------------------------------------------------------------------
   Jerard F. Maher           $1,712               $30,518              16
--------------------------------------------------------------------------------
   Andrew M. McCosh          $1,712               $27,818              15
--------------------------------------------------------------------------------
   Donald B. Miller          $1,712               $27,818              15
--------------------------------------------------------------------------------
   Frances Olmsted*          $1,400               $16,800              N/A
--------------------------------------------------------------------------------
   John G. Preston           $1,712               $27,818              15
--------------------------------------------------------------------------------
   Margaret W. Russell*      $1,456               $23,228              N/A
--------------------------------------------------------------------------------
   Philip C. Smith*          $1,280               $19,200              N/A
--------------------------------------------------------------------------------
   Frances A. Sunderland*    $1,200               $16,800              N/A
--------------------------------------------------------------------------------
  *Retired

       Retirement Plan for Eligible Directors/Trustees

     Effective September 12, 1995, the Trustees instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring will be eligible to serve as Honorary Trustees for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1998, the estimated credited years of service for Trustees Chadha, Duer, Maher, McCosh, Miller and Preston are 3, 20, 3, 3, 24 and 20, respectively.


                              HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS
                              ---------------------------------------------

                 $20,000         $25,000            $30,000              $35,000

    YEARS OF
     SERVICE               ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
     ------                ----------------------------------------
       15        $15,000         $18,750            $22,500              $26,250
       14         14,000          17,500             21,000               24,500
       13         13,000          16,250             19,500               22,750
       12         12,000          15,000             18,000               21,000
       11         11,000          13,750             16,500               19,250
       10         10,000          12,500             15,000               17,500


Control Persons and Principal Holders of Securities
---------------------------------------------------
     As of February 19, 1999, the following persons are known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington Global Income Fund.: Smith
Richardson Foundation, 60 Jesup Road, Westport, CT 06880, 34%.

Investment Adviser, Distributor and Administrator
-------------------------------------------------
     The Fund has entered into an investment advisory contract with LMC, P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. LMC, as such provides investment advice and in general conducts the management and investment program of the Fund under the supervision and control of the Trustees of the Fund.

     Pursuant to an investment advisory agreement, the Fund pays LMC an investment advisory fee of 1% of the Fund's average net asset value, after deduction of Fund expenses, if any, in excess of the expense limitations set forth below. The fee is computed on the basis of current net assets at the end of each business day and is payable at the end of each month. This fee is higher than that paid by most other investment companies. However, it is not necessarily greater than the management fee of other investment companies with objectives and policies similar to this Fund. For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid $175,988, $212,446 and $317,877 respectively, in investment advisory fees to LMC, and the Fund was reimbursed $145,984, 141,233 and $125,346, respectively.

     Lexington Management Corporation has agreed to voluntarily limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses, but including management fee and operating expenses) to an annual rate of 2.50% of the Fund's average net assets through April 30, 2000 or such later date to be determined by Lexington Management Corporation.

     Under the terms of the investment advisory agreement, LMC also pays the Fund's expenses for a trading function to place orders for the purchase and sale of portfolio securities for the Fund; office rent, utilities, telephone, furniture and supplies utilized at the Fund's principal office; salaries and payroll expenses of persons serving as officers or Trustees of the Fund who are also employees of LMC or any of its affiliates.

     Any of the other expenses incurred in the operation of the Fund shall be borne by the Fund, including, among other things, fees of its custodian, transfer and shareholder servicing agent; cost of pricing and calculating its daily net asset value and of maintaining its books and accounts required by the Investment Company Act of 1940; expenditures in connection with meetings of the Fund's Trustees and shareholders, except those called to accommodate LMC; fees and expenses of Trustees who are not affiliated with or interested persons of LMC; in maintaining registration of its shares under state securities laws or in providing shareholder and dealer services; insurance premiums on property or personnel of the Fund which inure to its benefit; costs of preparing and printing reports, proxy statements and prospectuses of the Fund for distribution to its shareholders; legal, auditing and accounting fees; fees and expenses of registering and maintaining registration of its shares for sales under Federal and applicable state securities laws; and all other expenses in connection with issuance, registration and transfer of its shares.

     LMC's services are provided and investment advisory its fee is paid pursuant to an agreement which will automatically terminate if assigned and which may be terminated by either party upon 60 days' notice. The terms of the Agreement must be approved by shareholders of the Fund at the first annual meeting, and any renewal thereof as to the Agreement must be approved at least annually by a majority of the Fund's Board of Trustees, including a majority of Trustees who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

     LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     LMC serves as investment adviser to other investment companies as well as private and institutional investment clients. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent company Piedmont Management Company Inc. These clients pay fees which LMC considers comparable to the fee levels for similarly served clients.

     LMC's accounts are managed independently with reference to applicable investment objectives and current security holdings, but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, the ability of the Fund to participate in combined transactions may generally produce better overall executions.

     LFD serves as distributor for Fund shares under a distribution agreement which is subject to annual approval by a majority of the Fund's Board of Trustees, including a majority who are not "interested persons."

     Of the Trustees, executive officers and employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Jamison, Kantor, Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, Dubis, Gilfillan, Lederer and Mosca (see "Management of the Trust") may also be deemed affiliates of LMC by virtue of being officers, Trustees or employees thereof. As of February 28, 1999, all officers and Trustees of the Fund as a group, were beneficial owners of less than 1% of the shares of the Fund.

     LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc. common stock.

Determination of Net Asset Value
--------------------------------
     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Per share net asset value is calculated by dividing the value of the Fund's total net assets by the total number of the Fund's shares then outstanding.

     The Fund's portfolio securities and other assets are valued as follows:

     Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LMC deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuation represents fair value.

     Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by LMC on that day.

     Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     The fair value of any other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

     Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, management at the direction of the Board of Trustees, in good faith, will establish a conversion rate for such currency.

     European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's net asset value unless LMC, under the supervision of the Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

Distribution Plan
-----------------
     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

     Distribution payments will be made as follows: The Fund, either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing
any  other   supplemental   sales  literature;   costs  of  radio,
television,  newspaper  and  other  advertising;   telecommunications
expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

     Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Directors of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

     The Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Directors and the Directors who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.


     The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if the Plan and all related agreements are approved at least annually a majority vote of the Directors of the Fund, including a majority of the Qualified Directors cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Directors of the Fund, and of the Qualified Directors, cast in person at a meeting called for the purpose of voting thereon.

     The Plan may be terminated at any time by a majority vote of the Qualified Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

     While the Plan is in effect, the selection and nomination of the"non-interested" Directors of the Fund will be committed to the discretion of the Qualified Directors then in office.

Telephone Exchange Provisions
-----------------------------
     Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

     Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

     By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises. This selection also authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts. In acting on a request to exchange, LFD is authorized to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. The shareholder also agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent, and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the shareholder is an entity other than an individual, it may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record.

     Exchange Authorizations forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

     LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

     This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.

Tax Sheltered Retirement Plans
------------------------------
     The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

     Individual Retirement Account (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts ("IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code"). Married investors filing a joint return (i) neither of whom is an active participant in an employer sponsored retirement plan, or (ii) for 1999 who have an adjusted gross income of $51,000 or less ($31,000 or less for single taxpayers) may each make a $2,000 annual deductible IRA contribution. For adjusted gross incomes over $51,000 ($31,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution.
Investors who are not able to deduct a full $2,000 IRA contribution because of the limitations may make a non-deductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on deductible or non-deductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted. The Disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

     Roth IRA: Individuals may make non-deductible contributions to their own Roth Individual Retirement Accounts ("Roth IRAs") under Section 408A of the Code. Generally, Roth IRAs are subject to many of the same rules as Traditional IRAs. Most important with a Roth IRA: there is no income tax on qualified withdrawals. In addition, unlike a Traditional IRA, there is no prohibition on making contributions to a Roth IRA after an individual reaches age 70 1/2, and there are no required minimum withdrawals beginning at that age. Total contributions to all of an individual's Traditional and Roth IRAs may not exceed $2,000 per year (other limitations may apply).
The $2,000 maximum contribution amount is reduced by any amounts contributed in the same year to a Traditional IRA or another Roth IRA. Married investors filing a joint return may not make a Roth IRA contribution for a year in which his or her joint adjusted gross income is $160,000 or greater (for unmarried investors, $110,000 or greater), and the amount allowed as a contribution is phased out ratably for married investors with an adjusted gross income of more than $150,000, but less than $160,000 (for unmarried investors, more than $95,000, but less than $110,000). Married investors filing separate returns may not contribute to a Roth IRA in a year in which his or her adjusted gross income is $10,000 or more (the allowed contribution amount is phased out ratably over the first $10,000 of this investor's adjusted gross income). The Disclosure statement required by the IRS is provided by the Fund upon opening a Roth IRA.

     The minimum initial investment to establish a tax-sheltered plan through the Fund is $250 for both Keogh Plans and IRA Plans. Subsequent investments are subject to a minimum of $50 for each account.

     Self-Employed Retirement Plan (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

     Corporate Pension and Profit Sharing Plans: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA Plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.

Capital Stock of the Fund
-------------------------
     The Fund has one class of stock which has no preemptive rights.


Dividend Distribution and Reinvestment Policy
---------------------------------------------
     The Fund intends to pay semi-annual dividends from investment income, if earned and as declared by its Board of Directors. The Board of Directors may, at its discretion, elect to retain or declare and pay distributions from any realized security profits.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies State Street Bank and Trust Company (the "Agent") in writing that he wants to receive his payments in cash.This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent.

     Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares" in the Prospectus).

Tax Matters
-----------
     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

          The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Code.
As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

          In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation.

          In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

          Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

          Certain transactions that may be engaged in by the Fund (such as regulated futures contracts and options on futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

          Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

          In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund' taxable year, at least 50% of the value of the Fund' assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund' total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Government National Mortgage Corporation, the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Student Loan Marketing Association are treated as U.S. Government securities.

          If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund' current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

          A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

          For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October
31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

          The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

          The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders.

          The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

          Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain realized from a sale of the shares, as discussed below.

          Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects realized but undistributed income or gain, or unrealized appreciation in the value of the assets held by the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

          Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which they are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year provided such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) to them during the year.

          The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure properly to report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

          A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

          If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to the shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale or redemption of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

          If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income and capital gain dividends received in respect of, and any gains realized upon the sale of, shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. taxpayers.

          In the case of a noncorporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding (or subject to withholding at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

          The foregoing general discussion of U.S. federal income tax consequences is based on the Code and Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

          Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Calculation
-----------------------
     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total returns and yield. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

                        P(l+T)n = ERV

          Where:    P = a hypothetical initial payment of $1,000
                T = average annual total return
                n = number of years (1, 5 or 10)
                  ERV = ending redeemable value of a hypothetical
                   $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five, and ten year periods or a shorter period dating from the effectiveness of the Funds' Registration Statement. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC rules.

     Prior to January, 1995, the Fund was managed under a different investment objective. The Fund's average annual total return for the one, five and ten year period ended December 31, 1998 are 8.21%, 7.65% and 7.96%, respectively.

     In addition to the total return quotations discussed above, the Fund may advertise its yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD =   2   [       a-b      - 1 ]
                        (cd + 1)6

     Where: a = dividends and interest earned during the period.
           b = expenses accrued for the period (net of reimbursement).

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
           d = the maximum offering price per share on the last day of the period.


     Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by a Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the
30-day period.   In computing dividends accrued, dividend income is
recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is held by the Fund. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

     The Fund may also from time to time advertise its yield based on a 90-day period ended on the date of the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

     Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Custodian, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------
     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the S.E.C. and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


Counsel and Independent Auditors
--------------------------------
     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1999.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998


     PRINCIPAL
      AMOUNT                                                         VALUE
     OR SHARES                        SECURITY                      (NOTE 1)
------------------------------------------------------------------------------
                     LONG-TERM DEBENTURES: 91.8%
                     GOVERNMENT OBLIGATIONS: 54.6%
                     ARGENTINA: 5.5%
$ 2,200,000          Republic of Argentina,
                     9.75%, due 09/19/27 .....................   $1,988,849
                                                                 ----------
                     BRAZIL: 3.9%
  2,355,240          Republic of Brazil, "C" Bond,
                     5.00%, due 04/15/14 .....................    1,413,144
                                                                 ----------
                     DOMINICAN REPUBLIC: 2.2%
  1,200,000          Central Bank of Dominican Republic,
                     Floating Rate Note,
                     6.625%, due 08/30/24 ....................      798,000
                                                                 ----------
                     ECUADOR: 1.6%
  1,100,000          Government of Ecuador,
                     Floating Rate Note,
                     6.625%, due 02/28/25 ....................      580,250
                                                                 ----------
                     GREECE: 10.2%
500,000,000 *        Hellenic Republic,
                     9.80%, due 03/21/00 .....................    1,780,952
310,000,000 *        Hellenic Republic,
                     Floating Rate Note,
                     13.10%, due 10/23/03 ....................    1,136,867
200,000,000 *        Hellenic Republic,
                     8.80%, due 06/19/07 .....................      796,667
                                                                 ----------
                                                                  3,714,486
                                                                 ----------
                     HUNGARY: 5.3%
200,000,000*         Government of Hungary,
                     21.00%, due 10/24/99 ....................      964,938
200,000,000*         Government of Hungary,
                     16.00%, due 11/24/00 ....................      950,352
                                                                 ----------
                                                                  1,915,290
                                                                 ----------
                     KOREA: 2.8%
  1,000,000          Republic of Korea,
                     8.75%, due 04/15/03 .....................    1,021,080
                                                                 ----------
                     MEXICO: 2.1%
  1,000,000          United Mexican States,
                     6.25%, due 12/31/19 .....................      775,000
  1,000,000          United Mexican States (Rights) ..........            -
                                                                 ----------
                                                                    775,000
                                                                 ----------
                     NORWAY: 3.7%
10,000,000 *         Government of Norway,
                     7.00%, due 05/31/01 .....................    1,345,363
                                                                 ----------
                     PHILIPPINES: 2.9%
40,000,000 *         Republic of the Philippines,
                     18.50%, due 05/07/00 ....................    1,055,929
                                                                 ----------

   PRINCIPAL                                               VALUE
     AMOUNT                    SECURITY                   (NOTE 1)
===============   ==================================   =============
                  POLAND: 6.8%
4,500,000*        Government of Poland,
                  12.00%, due 06/12/01 .............   $1,296,137
4,000,000*        Government of Poland,
                  12.00%, due 02/12/03 .............    1,175,745
                                                       ----------
                                                        2,471,882
                                                       ----------
                  SOUTH AFRICA: 2.5%
5,100,000*        Electricity Supply Commission
                  (ESKOM),
                  11.00%, due 06/01/08 .............      645,793
2,000,000*        Republic of South Africa,
                  12.00%, due 02/28/05 .............      288,546
                                                       ----------
                                                          934,339
                                                       ----------
                  UNITED KINGDOM: 4.6%
1,000,000 *       Government of United Kingdom
                  Treasury Bond,
                  6.00%, due 08/10/99 ..............    1,669,564
                                                       ----------
                  UNITED STATES: 0.5%
$ 300,000         U.S. Strip Bond,
                  0.00%, due 11/15/08 ..............      184,689
                                                       ----------
                  TOTAL GOVERNMENT OBLIGATIONS
                  (cost $20,905,790)................   19,867,865
                                                       ----------
                  CORPORATE BONDS: 37.2%
                  ARGENTINA: 2.5%
1,000,000         Compagnie De Radiocomunicaciones
                  Moviles SA,
                  9.25%, due 05/08/081,2 ...........      905,169
                                                       ----------
                  CANADA: 0.9%
  500,000*        Rogers Communications, Inc.,
                  10.50%, due 02/14/06 .............      344,251
                                                       ----------
                  CZECH REPUBLIC: 4.0%
12,500,000 *      CEZ, A.S.,
                  11.30%, due 06/06/05 .............      422,201
30,000,000 *      International Finance Corporation,
                  24.00%, due 10/12/99 .............    1,039,207
                                                       ----------
                                                        1,461,408
                                                       ----------
                  DENMARK: 9.8%
3,482,000 *       Danske Kredit,
                  6.00%, due 10/01/29 ..............      534,527
4,900,000 *       Nykredit A/S,
                  6.00%, due 10/01/29 ..............      755,671
4,700,000 *       Realkredit Danmark A/S,
                   6.00%, due 10/01/29 .............      724,088
9,995,000 *       Unikredit Realkredit,
                   6.00%, due 10/01/29 .............    1,532,462
                                                       ----------
                                                        3,546,748
                                                       ----------

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1998 (continued)


  PRINCIPAL                                               VALUE
    AMOUNT                    SECURITY                   (NOTE 1)
============= ======================================= =============
              CORPORATE BONDS (CONTINUED):
              DOMINICAN REPUBLIC: 3.4%
 $1,500,000   Tricom, S.A.,
              11.375%, due 09/01/04 .................  $ 1,233,750
                                                       -----------
              MEXICO: 3.0%
  1,000,000   Cemex SA,
              12.75%, due 07/15/06 ..................    1,101,350
                                                       -----------
              UNITED STATES: 13.6%
    564,778   ABN-AMRO Mortgage Corporation,
              Series 1998-1, Class B4,
              6.7079%, due 04/25/281 ................      367,635
    561,608   BA Mortgage Securities, Inc.,
              Series 1997-2, Class B4,
              7.25%, due 10/25/271 ..................      333,630
  1,000,000   Chiquita Brands International Inc.,
              10.25%, due 11/01/06 ..................    1,042,500
    950,000   Clark Materials Handling Company,
              Senior Note, Series D,
              10.75%, due 11/15/06 ..................      983,250
    186,344   DLJ Mortgage Acceptance Corporation,
              Series 1996-I, Class B4,
              7.25%, due 09/25/111, 2 ...............      144,183
    925,926   Norwest Asset Securities Corporation,
                Series 1997-6, Class B4,
              7.50%, due 05/25/271,2 ................      605,613
    692,808   PNC Mortgage Securities Corporation,
              Series 1997-5, Class B5,
              7.25%, due 10/25/271,2 ................      452,274
    694,774   PNC Mortgage Securities Corporation,
              Series 1998-2, Class VB5,
              6.625%, due 03/25/281,2 ...............      424,464
  1,498,836   PNC Mortgage Securities Corporation,
              Series 1998-11, Class 1B6,
              6.50%, due 11/25/281,2 ................      326,465
    300,147   Residential Asset Securitization Trust,
              Series 1997-A6, Class B4,
              7.25%, due 09/25/121,2 ................      279,043
                                                       -----------
                                                         4,959,057
                                                       -----------
              TOTAL CORPORATE BONDS
              (cost $13,983,516).....................   13,551,733
                                                       -----------
              TOTAL LONG-TERM DEBENTURES
              (cost $34,889,306).....................   33,419,598
                                                       -----------

                    SHORT-TERM INVESTMENTS: 5.6%
                    TURKEY: 4.0%
 600,000,000,000*   Government of Turkey Treasury Bills,
                    0.00%, due 05/05/99 ....................  $ 1,443,309
                                                              -----------
                    UNITED STATES: 1.6%
$  600,000          U.S. Treasury Bills,
                    4.25%, due 02/04/99 ....................      597,591
                                                              -----------
                    TOTAL SHORT-TERM INVESTMENTS
                    (cost $2,160,833).......................    2,040,900
                                                              -----------
                    TOTAL INVESTMENTS: 97.4%
                    (cost $37,050,139+) (Note 1)............   35,460,498
                    Other assets in excess of
                    liabilities: 2.6% ......................      946,064
                                                              -----------
                    TOTAL NET ASSETS: 100.0%
                    (equivalent to $10.36 per share on
                    3,512,625 shares outstanding) ..........  $36,406,562
                                                              ===========

 * Principal amount represents local currency.
 1 Restricted Security (Note 8).
 2 Illiquid Security (Note 9).
 + Aggregate cost for Federal income tax purposes is $37,050,269.


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS
Investments, at value (cost $37,050,139) (Note 1)......................................   $35,460,498
Cash ..................................................................................        14,041
Receivable for shares sold ............................................................        30,411
Interest receivable ...................................................................     1,161,672
                                                                                          -----------
    Total Assets ......................................................................    36,666,622
                                                                                          -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ......................................        40,627
Payable for shares redeemed ...........................................................        10,076
Distributions payable .................................................................       161,892
Accrued expenses ......................................................................        47,465
                                                                                          -----------
    Total Liabilities .................................................................       260,060
                                                                                          -----------
NET ASSETS (equivalent to $10.36 per share on
 3,512,625 shares outstanding) (Note 4) ...............................................   $36,406,562
                                                                                          ===========
NET ASSETS consist of:
Additional paid-in capital (Note 1) ...................................................   $37,956,461
Distributions in excess of net investment income (Note 1) .............................      (134,882)
Accumulated net realized gain on investments and foreign currency transactions
 (Note 1) .............................................................................       162,854
Unrealized depreciation of investments and foreign currency translation of other assets
 and liabilities ......................................................................    (1,577,871)
                                                                                          -----------
    TOTAL NET ASSETS ..................................................................   $36,406,562
                                                                                          ===========

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENT OF OPERATIONS
Year ended December 31, 1998



INVESTMENT INCOME
Interest ...............................................................    $  4,219,398
Less: foreign tax expense ..............................................         123,887
                                                                            ------------
 Total investment income ...............................................                      $  4,095,511

EXPENSES
 Investment advisory fee (Note 2) ......................................         317,877
 Distribution expenses (Note 3) ........................................          49,456
 Transfer agent and shareholder servicing expenses (Note 2) ............          40,051
 Custodian expenses ....................................................          38,959
 Printing and mailing expenses .........................................          36,168
 Professional fees .....................................................          35,316
 Accounting expenses (Note 2) ..........................................          22,214
 Registration fees .....................................................          19,947
 Directors' fees and expenses ..........................................          17,433
 Computer processing fees ..............................................           8,417
 Other expenses ........................................................          16,311
                                                                            ------------
  Total expenses. ......................................................         602,149
  Less: expenses recovered under contract with
   investment adviser (Note 2) .........................................         125,346           476,803
                                                                            ------------      ------------

  Net investment income. ...............................................                         3,618,708

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 5)
 Net realized gain (loss) on:
  Investments ..........................................................         690,546
  Foreign currency transactions ........................................        (847,222)
                                                                            ------------
   Net realized loss ...................................................                          (156,676)

 Net change in unrealized depreciation on:
  Investments ..........................................................      (1,138,403)
  Foreign currency translation of other assets and liabilities .........          (3,093)
                                                                            ------------
   Net change in unrealized depreciation ...............................                        (1,141,496)
                                                                                              ------------
     Net realized and unrealized loss ..................................                        (1,298,172)
                                                                                              ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................                      $  2,320,536
                                                                                              ============

   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1998 and 1997

                                                                                   1998              1997
                                                                               ------------      ------------
Net investment income .....................................................    $  3,618,708      $  2,052,118
Net realized gain (loss) from investments and foreign currency
  transactions ............................................................        (156,676)           94,293
Net change in unrealized depreciation of investments and foreign
  currency translation ....................................................      (1,141,496)       (1,154,451)
                                                                               ------------      ------------
   Increase in net assets resulting from operations .......................       2,320,536           991,960
Distributions to shareholders from net investment income (Note 1) .........      (2,758,226)       (1,746,581)
Distributions to shareholders from net realized gains from
  security transactions (Note 1) ..........................................        (624,804)         (556,566)
Increase (decrease) in net assets from capital share
  transactions (Note 4) ...................................................      13,801,323        (4,130,900)
                                                                               ------------      ------------
   Net increase (decrease) in net assets ..................................      12,738,829        (5,442,087)
NET ASSETS:
 Beginning of period ......................................................      23,667,733        29,109,820
                                                                               ------------      ------------
 End of period (including distributions in excess of net investment income of $134,882 and $148,142 in 1998 and 1997,
  respectively) ...........................................................    $ 36,406,562      $ 23,667,733
                                                                               ============      ============

  The Notes to Financial Statements are an integral part of these statements.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997

1. SIGNIFICANT ACCOUNTING POLICIES
Lexington Ramirez Global Income Fund (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Long-term debt obligations held by the Fund are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when LMC deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation. Equity securities are valued at the last sale price on the exchange, as of the close of business on the day the securities are being valued. In the absence of any sales, securities are valued at the mean of the last available bid and asked prices. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

     The Fund authorizes its custodian to place and maintain debt obligations in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward foreign currency contracts entered into with respect to position hedges. At December 31, 1998, the Fund had no forward foreign currency contracts outstanding.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

1. SIGNIFICANT ACCOUNTING POLICIES (continued)

     DISTRIBUTIONS Dividends from net investment income are normally declared and paid quarterly and dividends from net realized capital gains are normally declared and paid annually. However, the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. At December 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with MFR Advisors Inc. ("MFR") under which MFR provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and MFR, LMC pays MFR a monthly sub-advisory fee at the annual rate of 0.35% of the Fund's average daily net assets in excess of $15 million. For 1998, LMC has voluntarily agreed to limit the total expenses of the Fund (including management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 1.50% of the Fund's average daily net assets. Total reimbursement was $125,346 for the year ended December 31, 1998, and is set forth in the statement of operations.

     The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $49,851, which are incurred by the Fund, but paid by LMC.

3. DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1998, were $49,456 and are set forth in the statement of operations.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

4. CAPITAL STOCK

Transactions in capital stock were as follows:



                                                                                     Year ended
                                                               December 31, 1998                    December 31, 1997
                                                       ----------------------------------   ----------------------------------
                                                            Shares            Amount             Shares            Amount
                                                       ---------------   ----------------   ---------------   ----------------
Shares sold ........................................       2,249,211      $  24,156,657         1,230,549      $  13,579,416
Shares issued on reinvestment of dividends .........         290,497          3,013,322           259,657          2,825,735
                                                           ---------      -------------         ---------      -------------
                                                           2,539,708         27,169,979         1,490,206         16,405,151
Shares redeemed ....................................      (1,263,118)       (13,368,656)       (1,848,616)       (20,536,051)
                                                          ----------      -------------        ----------      -------------
Net increase (decrease) ............................       1,276,590      $  13,801,323          (358,410)     $  (4,130,900)
                                                          ==========      =============        ==========      =============

5. INVESTMENT TRANSACTIONS
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1998, excluding short-term securities, were $27,022,134 and $13,521,199, respectively.

     At December 31, 1998, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,121,253 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $2,711,024.

6. INVESTMENT AND CONCENTRATION RISKS
The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

7. OPTION CONTRACTS
When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

7. OPTION CONTRACTS (continued)

The following written call option transactions occurred during the year ended December 31, 1998:



                                                                                    Number of
                                                                      Premiums      Contracts
                                                                    ------------   ----------
Options written, outstanding at December 31, 1997 ...............     $ 42,218       1
Options written during the year ended December 31, 1998 .........       94,645       3
Options exercised ...............................................      (65,611)     (2)
Options expired .................................................      (71,252)     (2)
                                                                      --------     ----
Options written, outstanding at December 31, 1998 ...............     $   --        --
                                                                      ========     ====

8. RESTRICTED SECURITIES
The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.



                                                Acquisition      Principal        Market       Percent of
                  Security                          Date          Amount          Value        Net Assets
--------------------------------------------   -------------   ------------   -------------   -----------
ABN-AMRO Mortgage Corporation,
 Series 1998-1, Class B4,
 6.7079%, due 04/25/28 .....................      03/05/98      $  564,778     $  367,635         1.01%
BA Mortgage Securities, Inc.,
 Series 1997-2, Class B4,
 7.25%, due 10/25/27 .......................      12/17/97         561,608        333,630         0.91
Compagnie De Radiocomunicaciones Moviles SA,
 9.25%, due 05/08/08 .......................      06/26/98       1,000,000        905,169         2.49
DLJ Mortgage Acceptance Corporation,
 Series 1996-I, Class B4,
 7.25%, due 09/25/11 .......................      10/25/96         186,344        144,183         0.40
Norwest Asset Securities Corporation,
 Series 1997-6, Class B4,
 7.50%, due 05/25/27 .......................      03/21/97         925,926        605,613         1.66
PNC Mortgage Securities Corporation,
 Series 1997-5, Class B5,
 7.25%, due 10/25/27 .......................      09/11/97         692,808        452,274         1.24
PNC Mortgage Securities Corporation,
 Series 1998-2, Class VB5,
 6.625%, due 03/25/28 ......................      03/30/98         694,774        424,464         1.16
PNC Mortgage Securities Corporation,
 Series 1998-11, Class 1B6,
 6.50%, due 11/25/28 .......................      10/23/98       1,498,836        326,465         0.90
Residential Asset Securitization Trust,
 Series 1997-A6, Class B4,
 7.25%, due 09/25/12 .......................      07/31/97         300,147        279,043         0.77
                                                                               ----------        -----
                                                                               $3,838,476        10.54%
                                                                               ==========        =====

LEXINGTON RAMIREZ GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1998 and 1997 (continued)

9. ILLIQUID SECURITIES
Pursuant to guidelines adopted by the Fund's Board of Directors, the following securities are deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value.



                                                Acquisition      Principal         Market       Percent of
                  Security                          Date           Amount          Value        Net Assets
--------------------------------------------   -------------   -------------   -------------   -----------
Compagnie De Radiocomunicaciones Moviles SA,
 9.25%, due 05/08/08 .......................      06/26/98      $1,000,000      $  905,169         2.49%
DLJ Mortgage Acceptance Corporation,
 Series 1996-I, Class B4,
 7.25%, due 09/25/11 .......................      10/25/96         186,344         144,183         0.40
Norwest Asset Securities Corporation,
 Series 1997-6, Class B4,
 7.50%, due 05/25/27 .......................      03/21/97         925,926         605,613         1.66
PNC Mortgage Securities Corporation,
 Series 1997-5, Class B5,
 7.25%, due 10/25/27 .......................      09/11/97         692,808         452,274         1.24
PNC Mortgage Securities Corporation,
 Series 1998-2, Class VB5,
 6.625%, due 03/25/28 ......................      03/30/98         694,774         424,464         1.16
PNC Mortgage Securities Corporation,
 Series 1998-11, Class 1B6,
 6.50%, due 11/25/28 .......................      10/23/98       1,498,836         326,465         0.90
Residential Asset Securitization Trust,
 Series 1997-A6, Class B4,
 7.25%, due 09/25/12 .......................      07/31/97         300,147         279,043         0.77
                                                                                ----------         ----
                                                                                $3,137,211         8.62%
                                                                                ==========         ====

10. TAX INFORMATION (UNAUDITED)
The following tax information represents the designation of various tax benefits relating to the year ended December 31, 1998:

Net foreign source income received by the Fund from sources within foreign countries and possessions of the United States was $.9552 per share (representing a total of $3,225,699). The total amount of "qualifying" taxes paid by the Fund to such countries was $.0356 per share (representing a total of $120,105).


The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

      U.S. Treasury...............................................  0.95%
      Federal Home Loan Bank......................................  0.09
      Federal Home Loan Mortgage Corporation......................  0.30


The Fund designates $398,626, whether taken in shares or cash, as 20% long-term capital gain distributions.

LEXINGTON RAMIREZ GLOBAL INCOME FUND
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:


                                                                           Year ended December 31,
                                                         -----------------------------------------------------------
                                                             1998        1997        1996       1995        1994
                                                         ----------- ----------- ----------- ---------- ------------
Net asset value, beginning of period ...................   $ 10.58      $11.22      $10.75     $ 9.80      $ 10.95
                                                           -------      ------      ------     ------      -------
Income (loss) from investment operations:
 Net investment income .................................      0.90        1.04        1.01       0.96         0.46
 Net realized and unrealized gain (loss) from
  investments and foreign currency
   transactions ........................................     (0.07)      (0.50)       0.36       0.95        (1.16)
                                                            ------     -------      ------     ------      -------
Total income (loss) from investment operations .........      0.83        0.54        1.37       1.91        (0.70)
                                                            ------     -------      ------     ------      -------
Less distributions:
 Distributions from net investment income ..............    ( 0.87)      (0.91)      (0.86)     (0.96)       (0.45)
 Distributions from net realized gains .................    ( 0.18)      (0.27)      (0.04)        --           --
                                                            ------     -------      ------     ------      ------
Total distributions ....................................    ( 1.05)      (1.18)      (0.90)     (0.96)       (0.45)
                                                           -------     -------      ------     ------      -------
Net asset value, end of period .........................   $ 10.36     $ 10.58      $11.22     $10.75      $  9.80
                                                           =======     =======      ======     ======      =======
Total return ...........................................      8.21%      5.00%      13.33%      20.10%     (6.52)%
Ratio to average net assets:
 Expenses, before reimbursement or waivers .............      1.89%      2.17%       2.33%       3.07%       1.80%
 Expenses, net of reimbursement or waivers .............      1.50%      1.50%       1.50%       2.75%       1.50%
 Net investment income,
  before reimbursement or waivers ......................     10.99%      8.99%       9.49%       9.48%       4.18%
 Net investment income .................................     11.38%      9.66%      10.32%       9.80%       4.48%
Portfolio turnover .....................................     45.26%    117.94%      71.83%     164.72%      10.20%
Net assets, end of period (000's omitted) ..............    $36,407   $ 23,668     $29,110    $ 12,255    $ 10,351

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington Ramirez Global Income Fund:


     We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Ramirez Global Income Fund as of December 31, 1998, and the related statement of operations for the year ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Ramirez Global Income Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





                                                            KPMG LLP


New York, New York
February 8, 1999